UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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Filed by a Party other than the Registrant [ ]

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[ ]	Definitive Proxy Statement

[ ]	Definitive Additional Materials

[ ]	Soliciting Material Pursuant to §240.14a-12

FINANCIAL INVESTORS TRUST
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

[X]	No fee required

[ ]	Fee paid previously with preliminary materials.

[ ]	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Disciplined Growth Investors, Inc.

Fifth Street Towers, Suite 2550

150 South Fifth Street

Minneapolis, MN 55402

[__], 2025

Dear Shareholders:

We invite you to a Special Meeting of Shareholders (the “Shareholder Meeting”) of The Disciplined Growth Investors Fund (the “Fund”), a series of Financial Investors Trust (“FIT”), to be held at the offices of FIT, 1290 Broadway, Suite 1000, Denver Colorado 80203, at 10:00 a.m. Mountain Time on June 16, 2025.

As discussed in more detail in the enclosed Proxy Statement, at the Shareholder Meeting, the shareholders of the Fund will be asked to consider and vote to approve an Agreement and Plan of Reorganization (the “Plan”) to reorganize the Fund into a newly-created and correspondingly named series (the “Reorganized Fund”) of Elevation Series Trust (“EST”) (the “Reorganization”). The Fund would also be managed by Disciplined Growth Investors, Inc. (the “Adviser”), and the investment objective, principal investment strategies, principal risks and policies of the Reorganized Fund are the same as the investment objective, principal investment strategies, principal risks and policies of the Fund. The portfolio managers of the Fund will also serve as the portfolio managers for the Reorganized Fund.

The Reorganized Fund was established solely for the purpose of acquiring the assets and liabilities of the Fund and continuing the Fund’s business. Subject to shareholder approval, on the closing date of the Reorganization, your Fund shares will be exchanged for shares of equal value of the Reorganized Fund in complete liquidation and dissolution of the Fund, and you will no longer be a shareholder of the Fund and will be a shareholder of the Reorganized Fund. Interests of shareholders will not be diluted as a result of the Reorganization. If shareholders of the Fund do not approve the Reorganization, then the Fund will not be reorganized into the Reorganized Fund and the FIT Board of Trustees will consider what further actions to take with respect to the Fund, which may include continuation or liquidation of the Fund. Importantly, approval of the proposal is not expected to result in any increase in any shareholder fees or expenses. The Adviser will pay all expenses incurred in connection with the Reorganization, even if the Reorganization is not approved by shareholders.

As stated above the Reorganized Fund will be managed by the Adviser; however, the Reorganized Fund would be overseen by a different board of trustees and have certain different third-party service providers.

The Reorganization is primarily driven by the Adviser’s pursuit of an improved shareholder experience, operational and technological efficiencies and, as a secondary consideration, reduction in administrative expenses which may facilitate the negotiation of a lower advisory fee over time due to the Adviser benefitting from economies of scale if the Fund’s assets grow, though a reduction in the advisory fee is not guaranteed or being contemplated at this time. Ultimately, the Adviser believes the Reorganization will re-position the Fund to better serve its shareholders and provide greater overall fund management effectiveness for these reasons.

Assuming that the Reorganization is approved, as a shareholder of the Fund, you may choose to:

●	maintain your current positions in the Fund and receive shares of the Reorganized Fund on the date of the Reorganization, or
●	if you do not wish to receive shares of the Reorganized Fund, redeem your shares of the Fund prior to the date of the Reorganization.

The Proxy Statement provides greater detail regarding the Reorganized Fund, as well as on the mechanics of the Reorganization and what to expect during and following the Reorganization. Please take the time to carefully read the Proxy Statement and cast your vote.

YOUR VOTE IS IMPORTANT.

We believe the Reorganization is in the best interests of the Fund’s shareholders and ask that you vote “FOR” the approval of the Plan to authorize the Reorganization with respect to the Fund.

Your vote is important no matter how many shares you own. Voting your shares early will avoid follow-up mail and telephone solicitation. After reviewing the attached materials, please complete, sign and date your proxy card and mail it promptly in the enclosed postage paid envelope. You may also vote online or by telephone by following the instructions provided on the proxy card, or in-person.

If you have any questions, please call Sodali & Co toll-free at 888-335-4982 for assistance.

Sincerely,

/s/
[Name], [Position]
Disciplined Growth Investors, Inc.

The Disciplined Growth Investors Fund

a series of

Financial Investors Trust

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD JUNE 16, 2025

Dear Shareholders:

The Board of Trustees (the “FIT Board”) of Financial Investors Trust (“FIT”), an open-end management investment company organized as a Delaware statutory trust, has called a special meeting of the shareholders (the “Shareholder Meeting”) of The Disciplined Growth Investors Fund, a series of FIT (the “Fund”), to be held at the offices of FIT, 1290 Broadway, Suite 1000, Denver, Colorado, 80203 at 10:00 a.m. Mountain Time on June 16, 2025.

At the Shareholder Meeting, shareholders will be asked to vote on the following proposal with respect to the Fund:

To approve an Agreement and Plan of Reorganization and Termination (the “Plan”), a copy of which is attached as Appendix A to the Proxy Statement, under which all of the assets of the Fund will be transferred to a correspondingly named new series (the “Reorganized Fund”) of Elevation Series Trust (“EST”). The transfer would be (a) an exchange of your shares of the Fund for shares of the Reorganized Fund equivalent in value to the outstanding shares of the Fund, and (b) the assumption by the Reorganized Fund of all of the liabilities of the Fund (the “Reorganization”).

Those present and the appointed proxies also will transact such other business, if any, as may properly come before the Shareholder Meeting or any adjournments or postponements thereof.

THE BOARD OF TRUSTEES OF THE FUND RECOMMENDS THAT YOU VOTE FOR THE PROPOSAL.

Shareholders of record at the close of business on April 30, 2025, are entitled to notice of, and to vote at, the Shareholder Meeting and any adjournments or postponements thereof.

Shareholders are invited to attend the Shareholder Meeting in person. If you wish to attend the Meeting and vote your shares in person at that time, you will still be able to do so. You may revoke your proxy at any time before it is exercised at the Meeting by submitting to the Secretary of FIT a written notice of revocation or a subsequently signed proxy card or by attending the Meeting and voting in person. Any shareholder who does not expect to attend the Shareholder Meeting is urged to vote using the telephone or Internet voting instructions found below or indicate voting instructions on each enclosed proxy card, date and sign it, and return it in the envelope provided, which needs no postage if mailed in the United States. In order to avoid unnecessary calls to solicit your vote, we ask your cooperation in responding promptly, no matter how large or small your holdings may be.

By Order of the Board of Trustees,

Brendan Hamill, Secretary

[__], 2025

IMPORTANT NOTICE REGARDING THE INTERNET AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 16, 2025:

This Notice of Shareholder Meeting, the Proxy Statement (including the proposed Agreement and Plan of Reorganization) and the Proxy Voting Ballot are available at [__].

Important Information to Help you Understand and Vote on the Proposal

Q & A: Questions and Answers

While we encourage you to read the full text of the enclosed Proxy Statement, here is a brief overview of the matter affecting you as a shareholder of The Disciplined Growth Investors Fund (the “Fund”) that requires your vote.

What is this Document and Why Did You Send it to Me?

The enclosed Proxy Statement is a proxy statement for the Fund, a series of Financial Investors Trust (“FIT”), a Delaware statutory trust. The purposes of the Proxy Statement are to (1) solicit votes from shareholders of the Fund on a proposal (the “Proposal”) to approve an Agreement and Plan of Reorganization (the “Plan”) between FIT, on behalf of the Fund, and Elevation Series Trust (“EST”), a Delaware statutory trust, on behalf of its newly-created The Disciplined Growth Investors Fund (the “Reorganized Fund”), a form of which is attached to the Proxy Statement as Appendix A, and the transaction contemplated by the Plan, and (2) provide information regarding the Reorganized Fund. The approval of the Proposal by the shareholders of the Fund is required to proceed with the Reorganization.

What is the Primary Purpose of the Reorganization?

Disciplined Growth Investors, Inc. (the “Adviser”), the investment adviser to the Fund, has determined that by reorganizing the Fund into EST (the “Reorganization”), the Adviser may be able to achieve operational and technological efficiencies and, as a secondary consideration, reduction in administrative expenses, which may facilitate the negotiation of a lower advisory fee due to the Adviser benefitting from economies of scale due if the Fund’s assets grow, though a reduction in the advisory fee is not guaranteed or being contemplated at this time. Ultimately, the Adviser believes the Reorganization will re-position the Fund to better serve its shareholders and provide greater overall fund management effectiveness for these reasons.

The Adviser will serve as investment adviser for the Reorganized Fund and the persons responsible for the day-to-day management of the Reorganized Fund will not change. The Reorganization is expected to be a tax-free reorganization for federal income tax purposes, and, therefore, no gain or loss should be recognized by the Fund or its shareholders as a result of the Reorganization.

The only changes that will occur as a result of the Reorganization are that (1) the Reorganized Fund will be overseen by a different board of trustees, (2) the Reorganized Fund will have different officers, and (3) except for the custodian and auditor, the Reorganized Fund will have different third-party service providers, as reflected in the following table:

Service Provider	FIT	EST
Fund Accounting, Administration, and Transfer Agent	ALPS Fund Services, Inc.	Paralel Technologies LLC
Distributor	ALPS Distributors, Inc.	Paralel Distributors LLC
Legal Counsel	Davis Graham & Stubbs LLP	Thompson Hine LLP

Q&A	1

How Will the Reorganization Work?

The Reorganization will involve three steps:

1.	The transfer of all of the assets and liabilities of the Fund to the Reorganized Fund in exchange for the number of full and fractional shares of the Reorganized Fund equal to the number of full and fractional shares of the Fund then outstanding;

2.	The pro rata distribution of shares of the Reorganized Fund to shareholders of record of the Fund as of the effective date of the Reorganization in full redemption of all shares of the Fund; and

3.	The complete liquidation and termination of the Fund.

The total value of Reorganized Fund shares that you will receive in the Reorganization will be the same as the total value of the Fund shares you held immediately before the Reorganization.

How Does the Board Suggest that I Vote?

After careful consideration, FIT’s Board of Trustees (the “FIT Board”) determined that the Reorganization was in the best interest of the Fund and its shareholders and recommends that you vote “FOR” the Reorganization. Please see the Proxy Statement for a discussion of the FIT Board’s considerations in making its recommendation.

How Will Approval of the Reorganization Affect the Operation of the Fund?

Approval of the Reorganization will not affect the Fund’s investment objective, principal investment strategies, principal risks or policies. In fact, the Reorganized Fund’s investment objective, principal investment strategies, principal risks and policies are identical to those of the Fund. The Adviser will serve as the investment adviser to the Reorganized Fund. The day-to-day investment management of the portfolio of the Reorganized Fund will be provided by the same portfolio managers that currently manage the Fund’s portfolio. Additionally, the Fund’s investment advisory fee will not change as a result of the Reorganization.

What Will Happen if the Reorganization is Not Approved?

In the event the shareholders of the Fund do not approve the Reorganization, the FIT Board will consider other actions with respect to the Fund, including, but not limited to, further solicitations of the Fund’s shareholders, continuing to operate the Fund within FIT, or liquidation of the Fund.

Who is Paying the Expenses Related to the Shareholder Meeting and the Reorganization?

The Adviser will be responsible for paying the costs of the Reorganization, including the payment of any costs associated with the Shareholder Meeting, the Proxy Statement, and soliciting proxies from shareholders, regardless of whether the Reorganization is consummated.

Will My Vote Make a Difference?

Yes. Your vote is needed to ensure that the Proposal can be acted upon, and we encourage all shareholders to participate in the governance of the Fund. Your immediate response will help prevent the need for any further solicitations for a shareholder vote. We encourage all shareholders to participate, including small investors. If other shareholders like you do not vote, the Fund may not receive enough votes to go forward with the Shareholder Meeting. If this happens, the Reorganization would be delayed, and we may need to solicit votes again.

Q&A	2

How Do I Place My Vote?

For your convenience, there are several ways you can vote:

●	By Mail: Vote, sign and return the enclosed proxy card(s) in the enclosed self-addressed, postage-paid envelope;
●	By Telephone: Call the number printed on the enclosed proxy card(s);
●	By Internet: Access the website address printed on the enclosed proxy card(s); or
●	In Person: Attend the Shareholder Meeting as described in the Proxy Statement.

Whom Do I Call If I Have Questions?

We are happy to answer your questions about this proxy solicitation. Please call Sodali & Co. (toll-free) at 888-335-4982 Monday through Friday 10 a.m. to 11 p.m., Eastern time, with any questions about the proxy solicitation.

Q&A	3

The Disciplined Growth Investors Fund

a series of

Financial Investors Trust

with its principal offices at

1290 Broadway, Suite 1000

Denver, Colorado 80203

PROXY STATEMENT
SPECIAL MEETING OF SHAREHOLDERS

To Be Held June 16, 2025

INTRODUCTION

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees (the “FIT Board”) of Financial Investors Trust (“FIT”) on behalf of The Disciplined Growth Investors Fund (the “Fund”), a series of FIT, for use at a special meeting of shareholders (the “Shareholder Meeting”) to be held at the offices of FIT, 1290 Broadway, Suite 1000, Denver, Colorado 80203 at 10:00 a.m. Mountain Time on June 16, 2025, and at any and all adjournments thereof. The Notice of Meeting, Proxy Statement and accompanying form of proxy will be mailed to shareholders on or about [__], 2025.

The FIT Board has called the Shareholder Meeting to ask shareholders to vote on the following proposal with respect to the Fund:

1.	To approve an Agreement and Plan of Reorganization and Termination (the “Plan”), a copy of which is attached as Appendix A to the Proxy Statement, under which all of the assets of the Fund will be transferred to a correspondingly named new series (the “Reorganized Fund”) of Elevation Series Trust (“EST”). The transfer would be (a) an exchange of your shares of the Fund for shares of the Reorganized Fund equivalent in value to the outstanding shares of the Fund, and (b) the assumption by the Reorganized Fund of all of the liabilities of the Fund (the “Reorganization”).

Those present and the appointed proxies also will transact such other business, if any, as may properly come before the Shareholder Meeting or any adjournments or postponements thereof.

Only shareholders of record of the Fund at the close of business on April 30, 2025 (the “Record Date”) are entitled to notice of, and to vote at, the Shareholder Meeting and any adjournments or postponements thereof. Shareholders who wish to participate in the meeting are welcome to do so.

A copy of the Fund’s most recent annual report and semi-annual report, including financial statements and schedules on Form N-CSR, and copies of the Fund’s prospectus and statement of additional information, are available at no charge by sending a written request to FIT at P.O. Box 219554, Kansas City, MO 64121-9554 or by calling 855-DGI-FUND.

THE PROPOSAL: TO APPROVE AN AGREEMENT AND PLAN OF REORGANIZATION

Overview

At a meeting held on April 17, 2025, the FIT Board, including a majority of the Trustees who are not “interested persons” (as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”)) (the “Independent Trustees”), considered and unanimously approved, subject to shareholder approval, an Agreement and Plan of Reorganization (the “Plan”) that is the same in all material respects to the copy attached to this Proxy Statement as Appendix A. Under the Plan, the Fund will assign all of its assets to the Reorganized Fund in exchange solely for (1) the number of the Reorganized Fund shares equivalent in value to shares of the Fund outstanding immediately prior to the Closing Date (as defined below), and (2) the Reorganized Fund’s assumption of all of the Fund’s liabilities, followed by a distribution of those shares to the Fund’s shareholders so that the Fund’s shareholders receive shares of the Reorganized Fund equivalent in value to the shares of the Fund held by such shareholder on the closing date of the transaction (the “Reorganization”). The Fund and Reorganized Fund are sometimes referred to in this Proxy Statement as the “Funds.” Like FIT, EST is an open-end investment company registered with the SEC.

Proxy Statement	1

If the Plan is approved by the shareholders of the Fund, the Fund shareholders will become shareholders of the Reorganized Fund. The Reorganized Fund’s investment objectives, principal investment strategies, principal risks and policies are identical to those of the Fund. In addition, the current investment adviser to the Fund, Disciplined Growth Investors, Inc. (the “Adviser”), will serve as the investment adviser to the Reorganized Fund.

In the event the shareholders of the Fund do not approve the Reorganization of the Fund, the FIT Board will consider other actions with respect to the Fund, including, but not limited to, further solicitations of the Fund’s shareholders, continuing to operate the Fund within FIT, or liquidation of the Fund.

The FIT Board is different than the Board of Trustees of EST (the “EST Board”). EST also has different officers than FIT. In addition, certain third-party service providers of the Fund will change as shown in the table below. Therefore, the only changes that will occur as a result of the Reorganization are: (1) the Reorganized Fund will be overseen by a different board of trustees, (2) the Reorganized Fund will have different officers, and (3) the Reorganized Fund will have certain different service providers.

Service Provider	FIT	EST
Fund Accounting, Administration, and Transfer Agent	ALPS Fund Services, Inc.	Paralel Technologies LLC
Distributor	ALPS Distributors, Inc.	Paralel Distributors LLC
Legal Counsel	Davis Graham & Stubbs LLP	Thompson Hine LLP

The Reorganization is expected to be a tax-free reorganization for federal income tax purposes and therefore no gain or loss should be recognized by the Fund or its shareholders as a result of the Reorganization. The Adviser, and not the Fund or Reorganized Fund, will pay the costs of the Reorganization, including any costs associated with the Shareholder Meeting, the Proxy Statement and soliciting proxies. If approved, the Reorganization is expected to take effect on or about July 11, 2025 (the “Closing Date”), although the date may be adjusted in accordance with the Plan.

Reasons For the Reorganization

The Reorganization is primarily driven by the Adviser’s pursuit of an improved shareholder experience, operational and technological efficiencies and, as a secondary consideration, reduction in administrative expenses which may facilitate the negotiation of a lower advisory fee due to the Adviser benefitting from economies of scale if the Fund’s assets grow, though a reduction in the advisory fee is not guaranteed or being contemplated at this time. Ultimately, the Adviser believes the Reorganization will re-position the Fund to better serve its shareholders and provide greater overall fund management effectiveness for these reasons.

Summary of Agreement and Plan of Reorganization

Below is a summary of the important terms of the Plan. Shareholders are encouraged to read the entire Plan of Reorganization, which is set forth in Appendix A to this Proxy Statement.

Proxy Statement	2

The Plan provides that the number of full and fractional shares to be issued by the Reorganized Fund in connection with the Reorganization will be the same as the number of shares owned by each of the Fund’s shareholders on the Closing Date. The Plan also provides that the net asset value (“NAV”) of shares of the Reorganized Fund will be the same as the NAV of shares of the Fund. The value of the assets to be transferred by the Fund will be calculated at the time of the closing of the Reorganization.

The Fund will distribute the Reorganized Fund shares it receives in the Reorganization to its shareholders. Shareholders of record of the Fund will be credited with shares of the Reorganized Fund having an aggregate value equal to the Fund shares that the shareholder holds of record on the Closing Date.

The Plan may be terminated by resolution of the FIT Board or EST Board on behalf of the Fund or on behalf of the Reorganized Fund, respectively, under certain circumstances. Completion of the Reorganization is subject to numerous conditions set forth in the Plan. An important condition to closing is that the Fund receive a tax opinion to the effect that the Reorganization will qualify as a “reorganization” under Section 368(a)(1)(F) of the Internal Revenue Code of 1986, as amended (the “Code”), subject to certain qualifications. As such, subject to such qualification, the Reorganization will not be taxable for such purposes to the Fund, the Reorganized Fund, or the Fund’s shareholders. See “FEDERAL INCOME TAX CONSEQUENCES.” The closing is also conditioned upon both the Fund and the Reorganized Fund receiving the necessary documents to transfer the Fund’s assets and liabilities in exchange for shares of the Reorganized Fund.

FIT Board Considerations

At meetings held on December 10, 2024, March 11, 2025, and April 17, 2025, the FIT Board discussed various aspects of the Reorganization. At the conclusion of the meeting held on April 17, 2025, at which all Trustees of the FIT Board were present telephonically, the Board of Trustees of FIT, including all of the Independent Trustees of FIT, unanimously approved the proposed Reorganization and the Plan after reviewing detailed information from the Adviser and EST regarding the Reorganization and its effect on the shareholders of the Fund. The Independent Trustees of the FIT Board were assisted by independent legal counsel in connection with their evaluation of the Reorganization.

The FIT Board also considered potential alternatives to the Reorganization, such as the liquidation of the Fund, maintaining the Fund in its current state of operation, or other potential reorganizations. In considering the alternative of liquidation, the FIT Board noted that (i) any shareholders of the Fund not wishing to become part of the Acquired Fund could redeem their shares of the Fund at any time prior to closing without penalty and (ii) that the Reorganization would allow shareholders of the Fund who wished to retain their investment after the Reorganization to do so in a registered mutual fund with the same investment objective and principal investment strategies.

In its deliberations, the FIT Board did not identify any single factor that was paramount or controlling, and each member of the FIT Board may have attributed different weights to various factors. Factors considered by the FIT Board in assessing and approving the Reorganization included, among others, in no order of priority (each reference to the “Board” in the below discussion refers to the FIT Board):

●	Terms and Conditions of the Reorganization. The Board reviewed the terms of the Plan, noting that the Reorganization would be submitted to the Fund’s shareholders for approval. The Board discussed DGI’s determination that the Reorganization could result in an improved shareholder experience, and operational and technological efficiencies.
●	Oversight of the Fund following the Reorganization. The Board considered that following the Reorganization, the Fund would be overseen by a new board of trustees and officers.
●	No Dilution of Shareholder Interests and Continuity of Advisory Services. In considering the Reorganization, the Board noted that the Reorganization would not result in any dilution of shareholder interests in the Fund. The Board noted that the Reorganized Fund would be managed by DGI through the same portfolio managers, and as such, the Reorganized Fund would be expected to receive at least a comparable level of advisory services as is currently being provided to the Fund.
Proxy Statement	3

●	Expenses Relating to the Reorganization, Assumption of Liabilities and Tax Consequences. The Board also reflected on the fact that DGI has agreed to assume responsibility for the payment of the expenses associated with the Reorganization. The Board further discussed the fact that, under the Plan, the Reorganized Fund would assume all of the liabilities of the Fund, and that such liabilities would not remain with FIT, excluding liabilities payable by the tail insurance described in the Plan until such insurance limits are exhausted. Finally, the Board considered that the Reorganization is expected to not result in taxable income or gain or other adverse federal tax consequences to shareholders.
●	Effect of the Reorganization on Fund Expenses and Advisory Fees. The Board reviewed information regarding fees and expenses and noted that DGI’s gross advisory fees would not change. The Board also considered DGI’s statements that the Reorganization could result in a reduction in administrative expense which may facilitate the negotiation of a lower advisory fee over time due to DGI benefitting from economies of scale if the Fund’s assets grow, though a reduction in the advisory fee is not guaranteed or being contemplated at this time.
●	Investment Objectives, Principal Investment Strategies, Principal Risks, and Fundamental Investment Restrictions. The Board reviewed the investment objectives, principal investment strategies, principal risks, fundamental investment restrictions, initial and subsequent investment minimums, and redemption fees, and noted no changes between the Fund and the Reorganized Fund.

Based on the Board’s review of the circumstances presented and the recommendation of DGI, the Board, including all of the Independent Trustees of FIT, determined that the Reorganization was in the best interests of the Fund and its shareholders and unanimously approved the Plan, subject to the approval by the Fund’s shareholders, and recommends that the Fund’s shareholders vote “FOR” the approval of the Plan.

COMPARISON OF THE FUND AND THE REORGANIZED FUND

The Fund is a series of FIT, a Delaware statutory trust, and the Reorganized Fund is a series of EST, also a Delaware statutory trust. The Reorganized Fund has been created as a shell series of EST solely for the purpose of the Reorganization. Set forth below is a comparison of the Fund’s and the Reorganized Fund’s investment objective, principal investment strategies, principal risks and policies, fees and expenses, third party service providers, shareholder information, and certain other aspects of the Funds.

Investment Objectives, Principal Investment Strategies; Principal Risks; Fundamental Investment Limitations; Policies

The investment objective, principal investment strategies, principal risks and policies for the Reorganized Fund are identical to those of the Fund. Set forth below is a summary of the investment objective, principal investment strategies and principal risks of the Fund and the Reorganized Fund. For detailed information about the principal investment strategies and risks of the Fund, as well as its investment policies, see the current Prospectus and Statement of Additional Information for the Fund, which are incorporated herein by reference.

If the Reorganization is approved, the Reorganized Fund will be the accounting and performance survivor for the Fund.

Proxy Statement	4

	Fund	Reorganized Fund
Investment Objective	The Fund seeks long-term capital growth, and as a secondary objective, modest income with reasonable risk.	SAME
Principal Investment Strategies

The Fund pursues its investment objective by investing, under normal conditions, approximately 65% of its assets in equity securities and approximately 35% in fixed-income securities and cash equivalents. The allocation to equity and fixed-income securities may vary widely from time to time, as market conditions warrant. The Fund may invest in both investment-grade and below investment-grade securities. The Fund’s fixed-income securities will generally have a weighted average maturity of five to 10 years, although Disciplined Growth Investors, Inc. (“DGI” or the “Adviser”) may cause the Fund to invest in fixed-income securities with a weighted average maturity greater than 10 years or less than five years, depending on market conditions. If the Adviser cannot find qualifying investments, the Fund may hold cash and short-term securities. The Adviser seeks to invest primarily in U.S. companies but may invest in foreign companies from time to time.

With respect to the equity portion of the portfolio, the Adviser seeks to generally invest in mid-sized companies, which the Adviser regards as those with market capitalizations at the time of purchase greater than $1 billion and less than $15 billion. The Adviser employs a “bottom-up” approach to building a portfolio. The Adviser’s goal is to find stocks that it believes meet its criteria of sustainable competitive advantage relative to industry peers, long-term superior return on capital coupled with the financial ability to meet reasonable growth objectives. The Adviser will sell a stock through a process of allocating capital to the highest expected returns or if individual security risks become unexpectedly high.

Fixed-income securities generally include corporate debt securities, U.S. Government obligations, mortgage-backed securities and other mortgage-related products and short-term securities.

With respect to the fixed-income portion of the portfolio, the Adviser seeks to identify fundamental growth opportunities in specific fixed-income securities that offer relative value within the fixed- income markets. The Adviser’s decision-making approach has both “top-down” (including duration/ maturity positioning, yield curve risk and sector/quality risk) and “bottom-up” (including credit research, quantitative analysis and trading) components. The Adviser’s sell discipline is managed through a combination of inputs from its maturity, sector and individual selection decisions.

SAME

Proxy Statement	5

	Fund	Reorganized Fund
Principal Risks	The Fund’s principal risks are Managed Portfolio Risk, Equity Securities Risk, Mid-Capitalization Risk, Growth Stock Risk, Industry Risk, Non-U.S. Securities Risk, Currency Risk, Fixed-Income Securities Risk, Allocation Risk, Technology Sector Risk, Cash Position Risk, Corporate Debt Risk, High Yield Securities Risk, and Mortgage-Backed and Asset-Backed Securities Risk.	SAME

Investment Restrictions

Fundamental Investment Restrictions

The Reorganized Fund will have the same fundamental investment restrictions as the Fund. Except with the approval of a majority of the outstanding voting securities, the Fund may not:

(1) With respect to 75% of its total assets, purchase securities of an issuer (other than the U.S. Government, its agencies, instrumentalities or authorities, or repurchase agreements collateralized by U.S. Government securities, and securities of other investment companies) if: (a) such purchase would, at the time, cause more than 5% of the Fund’s total assets taken at market value to be invested in the securities of such issuer or (b) such purchase would, at the time, result in more than 10% of the outstanding voting securities of such issuer being held by the Fund;

(2) Purchase securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry or group of industries (excluding the U.S. Government and its agencies and instrumentalities);

(3) Borrow money, except to the extent permitted under the 1940 Act;

(4) Make loans, except that the Fund may purchase or hold debt instruments in accordance with its investment objectives and policies; provided however, this restriction does not apply to repurchase agreements or loans of portfolio securities;

(5) Act as an underwriter of securities of other issuers except that, in the disposition of portfolio securities, it may be deemed to be an underwriter under the federal securities laws;

(6) Purchase or sell real estate, although the Fund may purchase securities of issuers which deal in real estate, securities which are secured by interests in real estate, and securities which represent interests in real estate, and they may acquire and dispose of real estate or interests in real estate acquired through the exercise of their rights as a holder of debt obligations secured by real estate or interests therein;

(7) Purchase or sell commodities, except that the Fund may purchase and sell futures contracts and options, may enter into foreign exchange contracts and may enter into swap agreements and other financial transactions not requiring the delivery of physical commodities, including but not limited to, purchasing or selling commodity exchange-traded funds or exchange-traded notes; or

(8) Issue senior securities, except for permitted borrowings or as otherwise permitted under the 1940 Act.

For the purposes of Restriction (2), the Fund uses the Russell Global Sector Classifications (“RGS”). The use of any particular industry classification system with respect to Restriction (2) is not a fundamental policy of the Fund. The Fund may use other classification titles, standards, and systems from time to time, as it determines to be in the best interests of shareholders. Restrictions (3) and (8) above shall be interpreted based upon federal securities laws and the regulations thereunder. Under current pronouncements, certain Fund positions may be excluded from the definition of “senior security” so long as the Fund comply with applicable regulatory requirements.

Proxy Statement	6

Non-Fundamental Investment Restrictions

In addition, it is contrary to the Fund’s present policy, which may be changed without shareholder vote, to purchase any illiquid security, including any securities whose disposition is restricted under federal securities laws and securities that are not readily marketable, if, as a result, more than 15% of the Fund’s net assets (based on current value) would then be invested in such securities. The staff of the SEC is presently of the view that repurchase agreements maturing in more than seven days are subject to this restriction. Until that position is revised, modified or rescinded, the Fund will conduct its operations in a manner consistent with this view. This limitation on investment in illiquid securities does not apply to certain restricted securities, including securities pursuant to Rule 144A under the Securities Act and certain commercial paper that the Adviser has determined to be liquid under procedures approved by the Board.

The Reorganized Fund will have the same non-fundamental investment restrictions as the Fund.

Fees and Expenses

The Reorganization is not expected to result in an increase in shareholder fees paid by the Fund’s shareholders on shares acquired in the Reorganization or annual fund operating expenses. Additionally, the Fund’s investment advisory fee will not change as a result of the Reorganization. The following is a comparison of the fee tables, along with the expense examples, of the Fund and the Reorganized Fund. The pro forma information for the Reorganized Fund reflects projected fees and expenses for the Reorganized Fund, and the information for the Fund is based on information contained in the Fund’s Prospectus dated August 31, 2024.

The below tables describe the fees and expenses that you may pay if you buy, hold, and sell shares of the Funds. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Annual Fund Operating Expenses	Fund	Reorganized Fund
(fees paid directly from your investment)	(Current)	(Pro Forma)
Management Fees	0.78%	0.78%
Other Expenses	0.00%	0.00%
Total Annual Fund Operating Expenses	0.78%	0.78%

Example: The Examples below are intended to help you compare the cost of investing in the Fund and the Reorganized Fund with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the applicable Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and the Funds’ operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Fund	$80	$249	$433	$965
Reorganized Fund	$80	$249	$433	$965

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More detailed information about the Reorganized Fund’s annual fund operating expenses will be set forth in the Reorganized Fund’s Prospectus.

Portfolio Turnover

The Funds pay transaction costs, such as commissions, when they buy and sell securities (or “turn over” their portfolios). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Funds’ performance. A higher portfolio turnover rate may also result in higher taxes for a shareholder of a Fund when Fund shares are held in a taxable account. During the most recent fiscal year, the Fund’s turnover rate was 35% of the average value of its portfolio.

Performance Information

Performance information for the Reorganized Fund is not presented because it has not yet commenced operations. As accounting and performance survivor to the Fund, the Reorganized Fund will assume the Fund’s historical performance after the Reorganization. The following information provides some indication of the risks of investing in the Funds by showing how the Fund’s performance has varied over time.

The bar chart depicts the change in performance from year to year during the periods indicated. The bar chart figures do not include any applicable sales charges that an investor may pay when they buy or sell shares of the Fund. If sales charges were included, the returns would be lower. The table compares the Fund’s average annual returns for the periods indicated to a broad-based securities market index. The index is not actively managed and is not available for direct investment. The bar chart and performance table assume reinvestment of dividends and distributions. The Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund or the Reorganized Fund will perform in the future. Updated performance information is available on the Fund’s website at www.dgifund.com.

Annual Total Returns (years ended 12/31)

35%
30%
25%
20%
15%
10%
5%
0%
-5%
-10%
-15%
-20%
-25%
-4.62%
13.12%
14.89%
-2.36%
23.96%
24.01%
9.74%
-18.21%
33.01%
20.93%
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024

Best Quarter – March 31, 2024	23.15%
Worst Quarter – March 31, 2020	-19.25%

The Fund’s year-to-date return as of March 31, 2025 was -7.06%.

Average Annual Total Returns (for the period ended December 31, 2024)	1 Year	5 Years	10 Years
Return Before Taxes	20.93%	12.35%	10.39%
Return After Taxes on Distributions	15.88%	10.04%	8.84%
Return After Taxes on Distributions and Sale of Fund Shares	15.94%	9.52%	8.23%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	25.02%	14.53%	13.10%

After-tax returns are calculated using the historically highest individual U.S. federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-qualified account, such as a 401(k) plan or an IRA.

Fiscal Year

The Fund operates on a fiscal year ending April 30. The Reorganized Fund will be the accounting and performance survivor following the Reorganization, meaning that the Reorganized Fund will assume the financial and performance history of the Fund and will continue to operate on a fiscal year ending April 30.

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Dividends and Distributions

The Fund normally pays dividends, if any, quarterly, and distributes capital gains, if any, on an annual basis.

The Reorganized Fund intends to pay out dividends, if any, quarterly, and distribute any net realized capital gains to its shareholders at least annually. The Reorganized Fund will declare and pay capital gain distributions in cash, if any. Distributions in cash may be reinvested automatically in additional whole Shares only if the broker through whom you purchased Shares makes such option available. Your broker is responsible for distributing the income and capital gain distributions to you.

Investment Minimums

Except as noted below, the Reorganized Fund will have identical initial and subsequent investment minimums to those of the Fund. Those minimums are described below.

The minimum investment to open a regular account in the Fund is either:

●	$10,000 or greater as a lump sum investment, no minimum for subsequent purchase;

OR

●	$100/month or greater if an automatic monthly investment is established with monthly contributions of at least $100 until the account balance reaches $10,000, and the shareholder agrees to e-delivery of account statements and transaction confirmations.

The minimum investment for IRA and Roth IRA accounts in the Fund is either:

●	the annual maximum IRA or Roth IRA contribution amounts allowed by the IRS;

OR

●	$100/month or greater as an Automatic Investment Plan (“AIP”) and, with respect to the Reorganized Fund, the lump sum minimum investment requirement will be waived. The AIP should remain in place until the account balance reaches at least $10,000, subject to any restrictions a shareholder faces on contributing to IRA or Roth IRA Accounts.

In the event that the aforementioned monthly contributions lapse prior to the account balance reaching $10,000, the Fund reserves the right to liquidate the account and return proceeds to the shareholder, provided that the Fund also may, upon satisfactory demonstration of hardship, make exceptions to the liquidation policy in the event of a lapse in monthly contributions.

Investors generally may meet the minimum investment amount by aggregating multiple accounts within the Fund. There is no subsequent investment minimum.

Purchases, exchanges and redemptions of the Fund may be made on any business day through certain broker-dealers or other financial intermediaries, the Fund’s website at www.dgifund.com, by telephone at 855-DGI-FUND (3863), by regular mail at P.O. Box 219554, Kansas City, MO 64121-9554. Purchases, exchanges and redemptions of the Reorganized Fund may be made on any business day through certain broker-dealers or other financial intermediaries, the Reorganized Fund’s website at www.dgifund.com, by telephone at 855-DGI-FUND (855-344-3863), by facsimile at (720) 798-5535, or by regular mail at The DGI Fund c/o Paralel Technologies, PO Box 2170, Denver CO, 80201.

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The Funds reserve the right to waive or change minimum and additional investment amounts. For accounts sold through financial intermediaries, it is the primary responsibility of the financial intermediary to ensure compliance with investment minimums.

Comparison of Valuation Procedures

Generally, the procedures by which EST intends to value the securities of the Reorganized Fund are substantially the same as the procedures used by FIT to value the securities of the Fund. In all cases where a price is not readily available and no other means are available for determining a price, both EST and FIT turn to their fair value procedures for guidance. Applying EST’s valuation policies after the Reorganization to the Reorganized Fund is not expected to result in material differences in the Reorganized Fund’s NAV compared to applying FIT’s valuation policies to the Fund prior to the Reorganization.

Distribution and Service (Rule 12b-1) Fees, Sales Charges, and Redemption Fees

Neither the Fund nor the Reorganized Fund has adopted a distribution and service plan pursuant to Rule 12b-1 under the 1940 Act or impose sales charges or redemption fees.

MANAGEMENT

Investment Adviser

Disciplined Growth Investors, Inc., subject to the authority of the FIT Board, is responsible for the overall management and administration of the Fund’s business affairs. The Adviser began managing domestic equity and balanced portfolios in February 1997 and is registered with the SEC as an investment adviser. The Adviser’s principal address is Fifth Street Towers, Suite 2550, 150 South Fifth Street, Minneapolis, MN 55402.

Pursuant to the Advisory Agreement, the Fund pays the Adviser a unitary fee for the services and facilities it provides payable on a monthly basis at the annual rate of 0.78% of the Fund’s average daily net assets. The Board, shareholders of the Fund, or the Adviser may terminate the Advisory Agreement upon sixty (60) days’ notice.

Out of the unitary management fee, the Adviser pays substantially all expenses of the Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except for interest expenses, distribution fees or expenses, brokerage expenses, taxes and extraordinary expenses not incurred in the ordinary course of the Fund’s business. The Adviser’s unitary management fee is designed to pay substantially all the Fund’s expenses and to compensate the Adviser for providing services for the Fund. Except for the replacement of FIT with EST, the advisory agreement for the Reorganized Fund will be the same in all material respects to the Fund’s Advisory Agreement.

Portfolio Managers

Fred Martin, Rob Nicoski, Nick Hansen, and Jason Lima are jointly and primarily responsible for the day-to-day operation of the Fund. The portfolio managers will not change as a result of the Reorganization. For more detailed information about Messrs. Martin, Nicoski, Hansen, and Lima including their principal occupations for the past five years, compensation information and other accounts managed, see the Prospectus and Statement of Additional Information for the Fund.

COMPARISON OF OTHER SERVICE PROVIDERS

Independent Accountants

[  ] (“[  ]”), located at [  ], serves as the Fund’s independent accountant. [  ] will also serve as the independent accountant of the Reorganized Fund, and will perform an annual audit of the Reorganized Fund’s financial statements and provide other services related to filings with respect to securities regulations.

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Distributor

Shares of the Fund are offered on a continuous basis through ALPS Distributors, Inc. (“ADI”), located at 1290 Broadway, Suite 1000, Denver, Colorado 80203, as distributor pursuant to a distribution agreement between ADI and the Fund. Paralel Distributors LLC (“Paralel Distributors”), located at 1700 Broadway, Suite 1850, Denver, Colorado 80290, will serve as distributor of the Reorganized Fund’s shares pursuant to a distribution agreement between Paralel Distributors and EST, on behalf of the Reorganized Fund.

Administrator, Fund Accountant and Transfer Agent

ALPS Fund Services, Inc. (“ALPS”) (an affiliate of ADI), located at P.O. Box 219554, Kansas City, MO 64121-9788, serves as the Fund’s administrator, fund accountant and transfer agent. Paralel Technologies LLC (“Paralel Technologies”) (an affiliate of EST), located at 1700 Broadway, Suite 1850, Denver, CO 80290, will provide administration, fund accounting, and transfer agent services to the Reorganized Fund.

Custodian

U.S. Bank, N.A. (“U.S. Bank”), located at 1555 North Rivercenter Drive, Suite 302, Milwaukee, WI 53212, serves as custodian for the Fund’s assets. U.S. Bank will also serve as the custodian for the Reorganized Fund. The Funds’ custodian holds in safekeeping certificated securities and cash belonging to the Funds and, in such capacity, is the registered owner of securities in book-entry form belonging to the Funds. The Funds’ custodian also maintains certain accounts and records of the Funds.

Compliance Services

ALPS provides a chief compliance officer and related compliance services to FIT pursuant to a chief compliance officer services agreement. Paralel Technologies serves in this capacity for EST, and, accordingly, will provide these services to EST with respect to the Reorganized Fund.

Legal Services

Davis Graham & Stubbs LLP, located at 3400 Walnut Street, Suite 700, Denver, Colorado 80205, serves as FIT’s legal counsel. Thompson Hine LLP, located at 41 South High Street, Suite 1700, Columbus, Ohio 43215, serves as the counsel to EST and, accordingly, will be the Reorganized Fund’s legal counsel.

CERTAIN INFORMATION REGARDING THE TRUSTEES AND OFFICERS

Information regarding the Trustees and Officers of FIT is incorporated herein by reference to the Fund’s Statement of Additional Information dated August 31, 2024.

The operations of the Reorganized Fund will be overseen by the EST Board in accordance with EST’s Agreement and Declaration of Trust and By-Laws (the “EST Governing Documents”), which have been filed with the SEC and are available upon request. The EST Board approves all significant agreements between/among the Reorganized Fund and the persons or companies that furnish services to the Reorganized Fund, including the Adviser, distributor, administrator, custodian and transfer agent. The day-to-day operations of the Reorganized Fund are delegated to the Adviser and the Reorganized Fund’s administrator.

The name, address, year of birth, and principal occupations for the past five years of the Trustees and officers of EST are listed below, along with the number of portfolios in the Fund Complex overseen by and the other directorships held by each Trustee.

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EST Independent Trustees

Independent Trustees
Name, Address, Year of Birth	Position(s) Held with Registrant	Length of Service and Term	Principal Occupation(s) During Past 5 Years	Number of Funds Overseen In The Fund Complex(1)	Other Directorships Held During Past 5 Years
Kimberly Storms 1972	Trustee, Audit Committee Chair	Since 2022, Indefinite	Ms. Storms served at various roles at ALPS Fund Services, Inc. from 1998 through 2020, including as Senior Vice President - Director of Fund Administration (2004-2020) and Senior Vice President - Director of Fund Management (2020). During her tenure, Ms. Storms served as an officer to certain ETF, closed-end and open-end investment companies (1998-2020) and, within the past 5 years, Principal Financial Officer of ALPS Series Trust (2012-2020), Financial Investors Trust (2013-2020), Liberty All-Star Funds (2013-2020), and Cambria ETF Trust (2020).	[ ]	Sterling Capital Funds (Since October 2022)
Steven Norgaard 1964	Lead Independent Trustee	Trustee, since 2022, Indefinite	Mr. Norgaard has been an attorney with Steven K. Norgaard, P.C. since 1994.	[ ](2)	Frontier Funds (2 Funds) (since 2013); SRH Total Return Fund, Inc. (Since 2011)
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Interested Trustee
Name, Address, Year of Birth	Position(s) Held with Registrant	Length of Service and Term	Principal Occupation(s) During Past 5 Years	Number of Funds Overseen In The Fund Complex(1)	Other Directorships Held During Past 5 Years
Bradley J. Swenson 1972	President, Chairman, Interested Trustee	Since 2022, indefinite	Mr. Swenson is President of Paralel Distributors LLC (May 2022 to present) and Chief Compliance Officer of Paralel Technologies LLC (January 2023 to present). He previously served as President of TruePeak Consulting, LLC (August 2021 to December 2023). Mr. Swenson joined ALPS Fund Services, Inc. (“ALPS”) in 2004 and served as its President from June 2019 until June 2021. In this role, he served as an officer to certain other closed-end and open-end investment companies.	[ ]	None
(1)	The term “Fund Complex” means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services; or have a common investment adviser or that have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. For the purposes of this table, all series of EST ([ ] funds, including the Reorganized Fund) are included in the Reorganized Fund Complex.
(2)	Mr. Norgaard also serves as a Director of the SRH Total Return Fund, Inc. whose investment adviser is the same as the investment adviser of SRH U.S. Quality ETF and SRH REIT Covered Call ETF, two series of EST.

EST Officers

Name, Address, Year of Birth	Position(s) Held with Registrant	Length of Service and Term	Principal Occupation(s) During Past 5 Years
Nicholas Austin 1981	Treasurer	Since 2023, indefinite	Mr. Austin joined Paralel Technologies, LLC as Senior Controller in 2022. Prior to his current role, Mr. Austin served as Vice President/Fund Controller for SS&C ALPS from 2018-2022.
Christopher Moore 1984	Secretary	Since 2022, indefinite	Mr. Moore is General Counsel of Paralel Technologies LLC and each of its subsidiaries (since 2021). He is also Chief Compliance Officer of Paralel Advisors LLC since 2021. Mr. Moore served as Deputy General Counsel and Legal Operations Manager of RiverNorth Capital Management, LLC from 2020-2021.
Brenna Fudjack 1986	Chief Compliance Officer	Since 2023, indefinite	Ms. Fudjack joined Paralel Technologies LLC as Deputy Chief Compliance officer in 2023. Prior to her current role, Ms. Fudjack served as Manager, Risk & Financial Advisory for Deloitte & Touche LLP from 2022-2023; Director of Compliance for Perella Weinberg Partners Capital Management LP / Agility from 2018-2022.

Steven K. Norgaard. Mr. Norgaard is lead independent trustee of EST and is an attorney and certified public accountant. Since 1994, he has been an attorney with the law firm Steven K. Norgaard, P.C. Prior to starting his own law firm, he was an attorney at McDermott, Will & Emery. In addition, he serves as an independent director on the Board of Directors of the SRH Total Return Fund, Inc. and currently serves as audit committee chair. He has also served on the Board of Directors of ATG Trust Company from 2007-2021; and on the Fronter Funds Board of Directors. Mr. Norgaard served on the Board of Directors of Attorneys’ Title Guaranty Fund, Inc. from 2012 to 2022. Prior to March 2015, Mr. Norgaard served as an independent director of the Boulder Total Return Fund, Inc., the Denali Fund, Inc., and the First Opportunity Fund, Inc., each a closed-end fund, until those funds completed a merger into the fund currently known as SRH Total Return Fund, Inc. Mr. Norgaard brings significant financial, accounting, legal, regulatory and investment experience to the Board, as well as other directorship experience.

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Kimberly Storms. Ms. Storms is the chair of the Audit Committee of the EST Board and is its Audit Committee Financial Expert. Ms. Storms has more than 25 years of experience concentrated on mutual fund back office and accounting operations. Ms. Storms served in various roles at ALPS Fund Services from 1998 through 2020, including as Senior Vice President - Director of Fund Administration. She graduated with a B.S. in Finance from the University of Louisiana. Ms. Storms brings significant experience from her prior time serving as an executive officer of several large fund complexes, as well as her knowledge in the accounting, investment and regulatory fields.

Bradley Swenson. Mr. Swenson has more than 25 years’ experience focused on compliance and distribution in the mutual fund industry. Prior to joining Paralel, he spent seventeen years at ALPS in various capacities including, but not limited to, Chief Compliance Officer, Chief Operating Officer and President of ALPS Fund Services and ALPS Distributors. In addition to those roles Mr. Swenson built and led the fund CCO services division and served as Fund CCO and President to various closed-end, ETF and mutual fund trusts. Mr. Swenson also held various roles at Janus Capital Group and Oppenheimer Funds including Senior Audit Manager and Compliance Manager. Mr. Swenson graduated from the University of Minnesota-Duluth with a B.S. in Accounting. Mr. Swenson holds FINRA Series 3, 6, 7, 24, 26, and 27 licenses.

EST Leadership Structure and Oversight Responsibilities

The business of EST is managed under the direction of the EST Board in accordance with EST’s Governing Documents, which have been filed with the SEC and are available upon request. The EST Board consists of three individuals, two of whom are not “interested persons” (as defined under the 1940 Act) of EST and the Adviser (“Independent Trustees”). Pursuant to the Governing Documents, the EST Board shall elect officers including a President, a Secretary, a Treasurer, and Chief Compliance Officer. The EST Board retains the power to conduct, operate and carry on the business of EST and has the power to incur and pay any expenses, which, in the opinion of the EST Board, are necessary or incidental to carry out any of EST’s purposes. The EST Board, officers, employees and agents of EST, when acting in such capacities, shall not be subject to any personal liability except for his or her own bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties.

Board Leadership Structure. The EST Board is led by Bradley Swenson, who has served as the Chairman of the EST Board since 2022. The EST Board has appointed Steven Norgaard as Lead Independent Trustee. Under the Governing Documents, the Chairman shall preside at all meetings of the Trustees, shall be responsible for the execution of policies established by the Trustees and the administration of EST, and may be (but is not required to be) the chief executive, financial, and/or accounting officer of EST. EST believes that its Chairman, the independent chair of the Audit Committee, and, as an entity, the full EST Board, provide effective leadership that is in the best interests of EST, the funds and each shareholder.

Board Risk Oversight. The EST Board maintains an Audit Committee with a separate chair and a Nominating Committee. The EST Board’s role in risk oversight begins before the inception of the funds, at which time certain of the funds’ service providers present the EST Board with information concerning the investment objective, strategies, and risks of the fund as well as proposed investment limitations for the fund. Additionally, the Adviser will provide the EST Board with an overview of, among other things, its investment philosophy, brokerage practices, and compliance infrastructure. Thereafter, the EST Board continues its oversight function as various personnel, including EST’s Chief Compliance Officer and other service providers such as the funds’ independent registered public accounting firm, make periodic reports to the Audit Committee or to the EST Board with respect to various aspects of risk management. The EST Board and the Audit Committee oversee efforts by management and service providers to manage risks to which each fund may be exposed.

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The EST Board is responsible for overseeing the nature, extent, and quality of the services provided to the fund by the Adviser receives information about those services at its regular meetings. In addition, on an annual basis (following the initial two-year period), in connection with its consideration of whether to renew the Investment Advisory Agreement with the Adviser, the EST Board or its designee may meet with the Adviser to review such services. Among other things, the EST Board regularly considers the Adviser’s adherence to the fund’s investment restrictions and compliance with various fund policies and procedures and with applicable securities regulations. The EST Board also reviews information about the fund’s performance and investments, including, for example, portfolio holdings schedules.

EST’s Chief Compliance Officer reports regularly to the EST Board to review and discuss compliance issues and fund and Adviser risk assessments. At least annually, EST’s Chief Compliance Officer provides the EST Board with a report reviewing the adequacy and effectiveness of EST’s policies and procedures and those of its service providers, including the Adviser. The report addresses the operation of the policies and procedures of EST and each service provider since the date of the last report; any material changes to the policies and procedures since the date of the last report; any recommendations for material changes to the policies and procedures; and any material compliance matters since the date of the last report.

The EST Board receives reports from the fund’s service providers regarding operational risks and risks related to the valuation and liquidity of portfolio securities. Annually, the fund’s independent registered public accounting firm reviews with the Audit Committee its audit of the fund’s financial statements, focusing on major areas of risk encountered by the fund and noting any significant deficiencies or material weaknesses in the fund’s internal controls. Additionally, in connection with its oversight function, the EST Board oversees the fund management’s implementation of disclosure controls and procedures, which are designed to ensure that information required to be disclosed by EST in its periodic reports with the SEC are recorded, processed, summarized, and reported within the required time periods. The EST Board also oversees EST’s internal controls over financial reporting, which comprise policies and procedures designed to provide reasonable assurance regarding the reliability of EST’s financial reporting and the preparation of EST’s financial statements.

From their review of these reports and discussions with the Adviser, the Chief Compliance Officer, independent registered public accounting firm and other service providers, the EST Board and the Audit Committee learn in detail about the material risks of the fund, thereby facilitating a dialogue about how management and service providers identify and mitigate those risks.

The EST Board recognizes that not all risks that may affect the fund can be identified and/or quantified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the fund’s goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, reports received by the EST Board as to risk management matters are typically summaries of the relevant information. Most of the fund’s investment management and business affairs are carried out by or through the Adviser and other service providers, each of which has an independent interest in risk management but whose policies and the methods by which one or more risk management functions are carried out may differ from the fund’s and each other’s in the setting of priorities, the resources available or the effectiveness of relevant controls. As a result of the foregoing and other factors, the EST Board’s ability to monitor and manage risk, as a practical matter, is subject to limitations.

EST Board Committees

Audit Committee. The EST Board has a standing Audit Committee that is composed of each of the Independent Trustees of EST. The Audit Committee operates under a written charter approved by the EST Board. The principal responsibilities of the Audit Committee include: recommending which firm to engage as the fund’s independent registered public accounting firm and whether to terminate this relationship; reviewing the independent registered public accounting firm’s compensation, the proposed scope and terms of its engagement, and the firm’s independence; pre-approving audit and non-audit services provided by the fund’s independent registered public accounting firm to EST and certain other affiliated entities; serving as a channel of communication between the independent registered public accounting firm and the Trustees; reviewing the results of each external audit, including any qualifications in the independent registered public accounting firm’s opinion, any related management letter, management’s responses to recommendations made by the independent registered public accounting firm in connection with the audit, reports submitted to the Committee by the internal auditing department of EST’s Administrator that are material to EST as a whole, if any, and management’s responses to any such reports; reviewing the fund’s audited financial statements and considering any significant disputes between EST’s management and the independent registered public accounting firm that arose in connection with the preparation of those financial statements; considering, in consultation with the independent registered public accounting firm and EST’s senior internal accounting executive, if any, the independent registered public accounting firms’ report on the adequacy of EST’s internal financial controls; reviewing, in consultation with the fund’s independent registered public accounting firm, major changes regarding auditing and accounting principles and practices to be followed when preparing the fund’s financial statements; and other audit related matters. The Audit Committee also serves as the Qualified Legal Compliance Committee (“QLCC”) for EST for the purpose of compliance with Rules 205.2(k) and 205.3(c) of the Code of Federal Regulations, regarding alternative reporting procedures for attorneys retained or employed by an issuer who appear and practice before the SEC on behalf of the issuer (the “issuer attorneys”). An issuer attorney who becomes aware of evidence of a material violation by EST, or by any officer, director, employee, or agent of EST, may report evidence of such material violation to the QLCC as an alternative to the reporting requirements of Rule 205.3(b) (which requires reporting to the chief legal officer and potentially “up the ladder” to other entities). Ms. Storms is the Chairman of the Audit Committee.

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Nominating Committee. The EST Board has a standing Nominating Committee that is composed of each of the Independent Trustees of EST. The Nominating Committee operates under a written charter approved by the EST Board. The principal responsibility of the Nominating Committee is to consider, recommend and nominate candidates to fill vacancies on the EST Board, if any. The Nominating Committee generally will not consider nominees recommended by shareholders. The Nominating Committee meets periodically, as necessary.

Comparison of Trustees’ Fees

The Fund

Effective April 1, 2025, the quarterly retainer received by all Trustees is $30,000, plus $12,500 for each regular quarterly Board meeting attended. Prior to April 1, 2025, all Trustees received a quarterly retainer of $31,000, plus $12,500 for each regular quarterly Board meeting attended. Trustees receive $5,000 for each non-quarterly special Board meeting attended. Trustees receive $5,000 for each non-quarterly special Committee meeting attended for which a corresponding non-quarterly special Board meeting is not held. The Chairman of the Board and the Chairman of the Audit Committee also receive an additional quarterly retainer of $7,500 and $6,000, respectively. The Chairperson of the Nominating and Governance Committee receives a quarterly retainer of $2,000. The Trustees are also reimbursed for all reasonable out-of-pocket expenses relating to attendance at meetings. Such fees are allocated among the Fund and each other series of the Trust. For the fiscal year ended April 30, 2025, the Trustees received the following compensation:

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Name	Aggregate Compensation From the Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Aggregate Compensation From the Trust and Fund Complex* Paid to Trustees
Mary K. Anstine	$[___]	$0	$0	$[___]
Jeremy W. Deems	$[___]	$0	$0	$[___]
Jerry G. Rutledge**	$[___]	$0	$0	$[___]
Michael “Ross” Shell	$[___]	$0	$0	$[___]
Edmund J. Burke	$[___]	$0	$0	$[___]

*	The Fund Complex includes all series of FIT (currently 17) and any other investment companies for which any Trustee serves as trustee and which DGI provides investment advisory services (currently none).
**	The FIT Board learned of Jerry Rutledge’s passing on January 9, 2025. Therefore, Mr. Rutledge no longer serves in his capacity as Trustee as of that date.

The Reorganized Fund

The Independent Trustees each receive a fee of $2,500 per quarter and a quarterly meeting fee of $1,000, a special meeting fee of $1,000, as well as reimbursement for reasonable travel, lodging and other expenses in connection with attendance at meetings. EST has no pension or retirement plan.

FEDERAL INCOME TAX CONSEQUENCES

As an unwaivable condition of the Reorganization, FIT and EST will receive an opinion of counsel to EST to the effect that the Reorganization will qualify as a tax-free reorganization for federal income tax purposes under Section 368(a)(1)(F) of the Code and that each of the Fund and Reorganized Fund is a party to the reorganization within the meaning Section 368(b), subject to customary assumptions and such representations as tax counsel may reasonably request of the Fund and the Reorganized Fund.

The Fund believes that, since inception, it has qualified for treatment as a “regulated investment company” under the Code and believes that it has been, and expects to continue to be, relieved of federal income tax liability on its net investment income and net gains distributed to its shareholders. The Reorganized Fund expects to operate on a fiscal and taxable year ended April 30 of each year, which is a continuation of the Fund’s taxable year ending April 30 of each year.

Subject to the exceptions set forth below, provided that the Reorganization qualifies as a tax-free reorganization under Code Section 368(a)(a)(1)(F), then for U.S. federal income tax purposes, generally, for the Reorganization:

●	No gain or loss will be recognized by the Fund upon the transfer of the Fund’s assets to the Reorganized Fund solely in exchange for Fund shares and the assumption by the Reorganized Fund of the Fund’s liabilities or upon the distribution of the Reorganized Fund’s shares to the Fund’s shareholders in exchange for their Fund shares;

●	No gain or loss will be recognized by the Fund shareholders upon the exchange of their Fund shares for Reorganized Fund shares in complete liquidation of the Fund pursuant to the Reorganization;

●	No gain or loss will be recognized by the Reorganized Fund upon the receipt of the Fund’s assets solely in exchange for the Reorganized Fund shares and the Reorganized Fund’s assumption of the Fund’s liabilities;

●	The adjusted tax basis in the assets of the Reorganized Fund received from the Fund will be the same as the adjusted basis of such assets to the Fund immediately prior to the Reorganization;
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●	The holding period of each asset of the Fund in the hands of the Reorganized Fund will include the period during which such asset was held by the Fund (except where the Reorganized Fund’s investment activities have the effect of reducing or eliminating an asset’s holding period);

●	The aggregate adjusted basis of the Fund shares received by the Reorganized Fund shareholder pursuant to the Reorganization will be the same as the aggregate adjusted basis of the Fund shares held by such shareholder immediately prior to the Reorganization;

●	The holding period of the Reorganized Fund shares received by the Fund shareholder will include the period during which the Fund shares exchanged therefor were held by such shareholder (provided the Fund shares were held as capital assets on the date of the Reorganization); and

●	The Reorganized Fund will succeed to and take into account the items of the Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the Treasury Regulations thereunder. In particular, the Reorganized Fund will be treated for purposes of Section 381 of the Code just as the Fund would have been treated if there had been no Reorganization., the tax attributes of the Fund enumerated in Section 381(c) of the Code shall be taken into account by the Reorganized Fund as if there had been no Reorganization, and the taxable year of the Fund will not end on the date of the Reorganization merely because of the closing of the Reorganization.

No opinion will be expressed as to (1) the effect of the Reorganization on the Fund or the Reorganized Fund with respect to any stock held in a passive foreign investment company as defined in Section 1297(a) of the Code; (2) the effect of the Reorganization on any transferred asset as to which any unrealized gain or loss is required to be recognized under U.S. federal income tax principles upon the transfer of such asset regardless of whether such transfer would otherwise be a non-recognition transaction; (3) whether either the Fund or the Reorganized Fund qualifies or will qualify as a regulated investment company; (4) the federal income tax consequences of the payment of Reorganization expenses by the Adviser, except in relation to the qualification of the Reorganization as a reorganization under Section 368(a) of the Code and the accuracy of the opinions expressed above; (5) whether any federal income tax will be imposed or required to be withheld under the Foreign Investment in Real Property Tax Act of 1980 with respect to any Fund shareholder that is a foreign person; (6) the effect of the Reorganization on the Fund with respect to any transferred asset as to which unrealized gain or loss is required to be recognized for federal income tax purposes under a mark-to-market system of accounting (including under Section 1256 of the Code); (7) the effect of the Reorganization on any shareholder of the Fund that is required to recognize unrealized gains or losses for federal income tax purposes under a mark-to-market system of accounting; (8) whether accrued market discount, if any, on any market discount bonds held by the Fund will be required to be recognized as ordinary income under Section 1276 of the Code as a result of the Reorganization; or (9) any other U.S. federal tax issues (except those set forth above) and all state, local or foreign tax issues of any kind. Although FIT is not aware of any adverse state income tax consequences, it has not made any investigation as to those consequences for the shareholders.

If any of the representations or assumptions on which the opinion of counsel to EST relies is inaccurate, the tax consequences of the transaction could differ materially from those summarized above. Furthermore, the opinion of counsel to EST concerning tax consequences of the Reorganization will neither bind the IRS, nor preclude the IRS or the courts from adopting a contrary position.

Shareholders are urged to consult their own tax advisers as to the specific tax consequences to them under the federal income tax laws, as well as any consequences under other applicable state or local or foreign tax laws given each shareholder’s particular tax circumstances.

VOTING SECURITIES, CAPITALIZATION, PRINCIPAL SHAREHOLDERS AND MANAGEMENT OWNERSHIP

Voting Securities

Shareholders of the Fund at the close of business on the Record Date will be entitled to be present and vote at the Shareholder Meeting. Each shareholder will be entitled to one vote for each whole Fund share and a fractional vote for each fractional Fund share held as of the Record Date. As of the Record Date, there were 22,303,448.768 shares issued and outstanding:

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Capitalization

The Fund has one class of shares of beneficial interest. The Reorganized Fund has one class of shares of beneficial interest—which have not yet been offered to the public. The Fund’s shares will be exchanged for shares of the Reorganized Fund. The following tables set forth, as of April 30, 2025, (a) the capitalization of the Fund’s shares, and (2) the pro forma capitalization of the Reorganized Fund’s shares, each as adjusted showing the effect of the Reorganization had it occurred on such date.

	Fund	Reorganized Fund
		Pro Forma After Reorganization
Total net assets	$496,764,541	$496,764,541
Net asset value per share	$22.27	$22.27
Shares outstanding	22,303,448.768	22,303,448.768

Principal Shareholders and Management Ownership

Federal securities laws require that we include information about the shareholders who own 5% or more of the outstanding voting shares of the Fund. A “control person” is a person who owns beneficially or through controlled companies more than 25% of the outstanding voting securities of the Fund. Shareholders owning 25% or more of outstanding shares may be in control and may be able to affect the outcome of certain matters presented for a vote of shareholders. As of April 30, 2025, the following shareholders owned of record or beneficially 5% or more of the outstanding shares of the Fund:

Shareholder Name and Address	Percentage of Fund Owned	Type of Ownership
Eagle Brook Foundation Centerville, MN	10.69%	Record
Inspired Investment Leadership Inver Grove, MN	8.60%	Record

As of April 30, 2025, the Officers and Trustees of FIT, as a group, owned less than 1% of the Fund.

Participation in the Shareholder Meeting and Revocation of Proxies

Only shareholders of record of the Fund at the Record Date are entitled to notice of, and to vote at, the Shareholder Meeting and any adjournments or postponements thereof. Shareholders who wish to participate in the meeting are welcome to do so.

If you wish to participate in the Shareholder Meeting, you may submit the proxy card included with this Proxy Statement or attend in person. Your vote is important no matter how many shares you own. You may vote in one of the following ways:

●	Complete and sign the enclosed proxy card and mail it to us in the enclosed prepaid return envelope (if mailed in the United States);
●	Vote on the Internet at the website address printed on your proxy ballot;
●	Call the toll-free number printed on your proxy ballot; or
●	Attend the Shareholder Meeting in person and vote at that time.

Each proxy solicited by the FIT Board which is properly executed and returned in time to be voted at the Shareholder Meeting will be voted at the Shareholder Meeting in accordance with the instructions on the proxy. Any proxy may be revoked at any time prior to its use by written notification received by FIT’s Secretary, by the execution and delivery of a later-dated proxy, or by attending the Shareholder Meeting and voting at that time. The address of the Secretary of FIT is 1290 Broadway, Suite 1000, Denver, Colorado 80203. Any letter of revocation or later-dated proxy must be received by the Fund prior to the Shareholder Meeting and must indicate your name and account number to be effective. Proxies voted by telephone or Internet may be revoked at any time before they are voted at the Shareholder Meeting in the same manner that proxies voted by mail may be revoked.

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The Fund understands that the New York Stock Exchange (the “NYSE”) has taken the position that broker-dealers that are members of the NYSE and that have not received instructions from a customer prior to the date specified in the broker-dealer firms’ request for voting instructions may not vote such customer’s shares on a reorganization. Therefore, NYSE broker-dealers that have not received customer instructions will not be permitted to vote customer shares with respect to the Reorganization. A signed proxy card or other authorization by a beneficial owner of the Fund’s shares that does not specify how the beneficial owner’s shares are to be voted on the Proposal will be deemed to be an instruction to vote such shares in favor of the Proposal. In the event a shareholder returns an unsigned proxy card, Sodali & Co. will take steps to seek to validate the shareholder’s vote, including by calling the shareholder. See “Instructions for Signing Proxy Cards” below.

Abstentions will be counted as present for purposes of determining whether a quorum is present. Abstentions will be disregarded in determining the “votes cast” on the Proposal, and therefore, will have the effect of a vote against the Proposal.

INSTRUCTIONS FOR SIGNING PROXY CARDS

The following general rules for signing proxy cards may be of assistance to you and avoid the time and expenses involved in validating your vote if you fail to sign your proxy card properly.

(1) Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

(2) Joint Accounts: Either party may sign, but the name of the signing party should conform exactly to the name shown in the registration on the proxy card.

(3) Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

Registration	Valid Signature
Corporate Accounts
(1) ABC Corp.	ABC Corp.
(2) ABC Corp.	John Doe, Treasurer
(3) ABC Corp. c/o John Doe, Treasurer	John Doe
(4) ABC Corp. Profit Sharing Plan	John Doe, Trustee
Trust Accounts
(1) ABC Trust	Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee u/t/d 12/28/78	Jane B. Doe
Custodial or Estate Accounts
(1) John B. Smith, Cust. f/b/o John B. Smith, Jr. UGMA	John B. Smith
(2) Estate of John B. Smith	John B. Smith, Jr., Executor

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Other Business

The FIT Board does not intend to bring any matters before the Shareholder Meeting other than the Proposal described in this Proxy Statement, and the FIT Board is not aware of any other matters to be brought before the Shareholder Meeting by others. Because matters not known at the time of the solicitation may come before the Shareholder Meeting, the proxy as solicited confers discretionary authority with respect to such matters as properly come before the Shareholder Meeting, including any adjournment(s) or postponement(s) thereof, and it is the intention of the persons named as attorneys-in-fact in the proxy (or their substitutes) to vote the proxy in accordance with their judgment on such matters.

Submission of Certain Shareholder Proposals

FIT is generally not required to hold annual meetings of shareholders, and FIT generally does not hold a meeting of shareholders in any year, unless certain specified shareholder actions, such as the election of directors or the approval of a new advisory agreement, are required to be taken under state law or the 1940 Act. By observing this policy, FIT seeks to avoid the expenses customarily incurred in the preparation of proxy materials and the holding of shareholders’ meetings, as well as the related expenditure of staff time.

A shareholder desiring to submit a proposal intended to be presented at any meeting of shareholders of a series of FIT hereafter called should send the proposal to the Secretary of FIT at the FIT’s principal offices within a reasonable time before the solicitation of proxies for such meeting occurs. The mere submission of a proposal by a shareholder does not guarantee that such proposal will be included in the proxy statement because certain rules under the federal securities laws must be complied with before inclusion of the proposal is required. Also, the submission does not mean that the proposal will be presented at the meeting. For a shareholder proposal to be considered at a shareholders’ meeting, it must be a proper matter for consideration under Delaware law.

Quorum; Adjournment

As provided under the governing documents of FIT, the presence in person or by proxy of at least one-third of the votes entitled to be cast on any matter shall be a quorum as to such matter; provided, however, that any lesser number shall be sufficient for the adjournment of the Shareholder Meeting. In the event that the necessary quorum to transact business or the vote required to approve the Plan is not obtained at the Shareholder Meeting, the persons named as proxies may propose one or more adjournments to permit further solicitation of proxies.

The presence of a quorum alone, however, is not sufficient to approve the Reorganization (see “Vote Required” below). In the event a quorum is present at the Meeting, but sufficient votes to approve the Reorganization have not been received or in the discretion of such persons, the shareholder present in person or by proxy may adjourn the Meeting. In the event of an adjournment, no notice is required other than an announcement at the meeting at which adjournment is taken.

Vote Required

Approval of the Reorganization will require the affirmative vote of a majority of the shares voted in person or by proxy of the Fund.

To assure the presence of a quorum at the Shareholder Meeting (which will allow for the transaction of business) and to help assure that your vote is noted, please promptly execute and return the enclosed proxy. A self-addressed, postage-paid envelope is enclosed for your convenience. Alternatively, you may vote by telephone or through the Internet at the number or website address printed on the enclosed proxy card(s).

Should shareholders require additional information regarding the proxy or replacement proxy cards, they may contact Sodali & Co. toll-free at 888-335-4982. Representatives are available Monday through Friday 10 a.m. to 11 p.m., Eastern time.

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Solicitation of Shareholder Vote

The FIT Board is making this solicitation of proxies. FIT has engaged, at the Adviser’s expense, Sodali & Co., located at 430 Park Avenue, 14th Floor, New York, NY 10022, to serve as proxy solicitor. The estimated fees anticipated to be paid to Sodali & Co. are approximately $6,000. The Adviser will pay out of its own legitimate profits the costs of preparing and mailing this Proxy Statement, the accompanying Notice of Special Meeting of Shareholders and proxy and any additional materials relating to the Shareholder Meeting and the cost of soliciting proxies. In addition to solicitation by mail, FIT will request banks, brokers and other custodial nominees and fiduciaries, to supply proxy materials to the respective beneficial owners of shares of the Fund of whom they have knowledge, and the Adviser will reimburse them for their expenses in so doing. Certain officers, employees and agents of FIT and the Adviser may solicit proxies in person or by telephone, facsimile transmission, or mail, for which they will not receive any special compensation.

Householding

In certain circumstances, only one copy of this Proxy Statement may be mailed to each household, even if more than one person in the household is the Fund shareholder, unless the Fund has received contrary instructions from one or more of the household’s shareholders. If a shareholder needs an additional copy of this Proxy Statement, would like to receive separate copies in the future, or would like to request delivery of a single copy to shareholders sharing an address, please call 1-855-DGI-FUND (344-3863) or write to the Fund, c/o Financial Investors Trust, P.O. Box 219554, Kansas City, MO 64121-9554.

REMEMBER — YOUR VOTE COUNTS EVEN IF YOU HAVE SOLD YOUR SHARES BETWEEN THE RECORD DATE AND THE DATE OF THE SHAREHOLDER MEETING!

Your vote is extremely important, even if you only own a few of the Fund’s shares. The Shareholder Meeting will have to be postponed or adjourned without conducting any business if a sufficient number of shares of the Fund entitled to vote in person or by proxy at the Shareholder Meeting are not represented at the Shareholder Meeting. In that event, the Fund would continue to solicit votes for a certain period of time in an attempt to achieve a quorum. Your vote could be critical in allowing the Fund to hold the Shareholder Meeting as scheduled, so please return your proxy card immediately or vote by Internet or telephone.

If your vote is not received, you may be contacted by representatives of the Fund, employees or agents of the Adviser, representatives of other financial intermediaries, or our proxy solicitor, and reminded to vote your shares.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting

This Proxy Statement is available on the Internet at [__]. You may also request a copy by mail (Financial Investors Trust c/o P.O. Box 219554, Kansas City, MO 64121-9554) or by telephone at (855) DGI-FUND (344-3863). For information about how to attend the Shareholder Meeting and vote in person, please call (855) DGI-FUND (344-3863).

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Appendix A

AGREEMENT AND PLAN OF REORGANIZATION AND TERMINATION

THIS AGREEMENT AND PLAN OF REORGANIZATION AND TERMINATION (“Reorganization Agreement”) is made as of this 5th day of May, 2025 by Elevation Series Trust, a Delaware statutory trust (“Acquiring Trust”), on behalf of The Disciplined Growth Investors Fund (a series of the Acquiring Trust, the “Acquiring Fund”); Financial Investors Trust, a Delaware statutory trust (“Selling Trust”), on behalf of The Disciplined Growth Investors Fund (a series of the Selling Trust, the “Acquired Fund”) (the Acquiring Fund and Acquired Fund may be referred to herein individually as a “Fund” and collectively as the “Funds”); Disciplined Growth Investors, Inc., a Minnesota corporation (“Adviser”), the proposed investment adviser to the Acquiring Fund (only for purposes of Sections 1.7, 5.10, 5.12, 9.1 and 9.2 of this Reorganization Agreement). The principal place of business of the Adviser is Fifth Street Towers, Suite 2550, 150 South Fifth Street, Minneapolis, MN 55402; the principal place of business of the Acquiring Trust is 1700 Broadway, Suite 1850, Denver, Colorado 80290; and the principal place of business of the Selling Trust is 1290 Broadway, Suite 1000, Denver, CO 80203. Notwithstanding anything to the contrary contained herein, the obligations, agreements, representations and warranties with respect to each Fund shall be the obligations, agreements, representations and warranties of that Fund only, and in no event shall any other series of the Acquiring Trust or the Selling Trust or the assets of any other series of the Acquiring Trust or the Selling Trust be held liable with respect to the breach or other default by an obligated Fund of its obligations, agreements, representations and warranties as set forth herein.

This Reorganization Agreement is intended to be and is adopted as a plan of “reorganization” within the meaning of Section 368(a)(1) of the Internal Revenue Code of 1986, as amended (“Code”), and Section 1.368-2(g) of the U.S. Treasury Regulations promulgated under the Code (the “Treasury Regulations”). For United States federal income tax purposes the reorganization contemplated by this Reorganization Agreement is intended to constitute a “reorganization” within the meaning of Section 368(a)(1)(F) of the Code. The reorganization will consist of:

(a)	the transfer of all the assets of the Acquired Fund to the Acquiring Fund, in exchange solely for shares of beneficial interest, no par value per share, of shares of the Acquiring Fund (the “Acquiring Fund Shares”) and the assumption by the Acquiring Fund of all the liabilities of the Acquired Fund; and

(b)	the pro rata distribution of all the shares of the Acquiring Fund to the shareholders of the Acquired Fund (as calculated pursuant to this Reorganization Agreement), and the termination, dissolution and complete liquidation of the Acquired Fund as provided herein, all upon the terms and conditions set forth in this Reorganization Agreement (the “Reorganization”).

WHEREAS, the Acquiring Fund is a series of the Acquiring Trust, the Acquired Fund is a series of the Selling Trust, the Acquiring Trust and the Selling Trust are open-end management investment companies registered under the Investment Company Act of 1940, as amended (“1940 Act”), and the Acquired Fund owns securities that generally are assets of the character in which the Acquiring Fund is permitted to invest;

WHEREAS, the Acquiring Fund is a “shell” series of the Acquiring Trust that has been organized to continue the business and operations of the Acquired Fund;

WHEREAS, the Acquiring Fund is authorized to issue the Acquiring Fund Shares;

WHEREAS, the Acquiring Fund currently has no assets and has carried on no business activities prior to the date first written above and will have no assets and will have carried on no business activities prior to the consummation of the Reorganization, except as necessary to consummate the Reorganization and to issue the Initial Share (as defined in Section 1.10 of this Reorganization Agreement) as part of the organization of the Acquiring Fund;

WHEREAS, the Board of Trustees of the Acquiring Trust, including a majority of the trustees who are not “interested persons” of the Acquiring Trust as that term is defined in Section 2(a)(19) of the 1940 Act (the “Independent Trustees”), has determined that the Reorganization is in the best interests of the Acquiring Fund; and

WHEREAS, the Board of Trustees of the Selling Trust, including a majority of its Independent Trustees, has determined that the Reorganization is in the best interests of the Acquired Fund and that the interests of the existing shareholders of the Acquired Fund will not be diluted as a result of the Reorganization.

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

ARTICLE I
TRANSFER OF ASSETS OF THE Acquired FUND IN EXCHANGE FOR

ACQUIRING FUND SHARES AND THE ASSUMPTION OF THE

acquired Fund’s LIABILITIES, AND TERMINATION AND

LIQUIDATION OF THE acquired fund

1.1

THE EXCHANGE. Subject to the terms and conditions contained herein and on the basis of the representations and warranties contained herein, the Acquired Fund agrees to transfer all its assets, as set forth in Section 1.2 of this Reorganization Agreement, to the Acquiring Fund. In consideration for such transfer, the Acquiring Fund agrees (a) to deliver to the Acquired Fund the number of full and fractional Acquiring Fund Shares computed in the manner set forth in Section 2.3 of this Reorganization Agreement; and (b) to assume all the liabilities of the Acquired Fund, as set forth in Section 1.3 of this Reorganization Agreement. All Acquiring Fund Shares delivered to the Acquired Fund shall be delivered at net asset value (“NAV”) without a sales load, commission or other similar fee being imposed. Such transactions shall take place at the closing provided for in Section 3.1 of this Reorganization Agreement (“Closing”).

1.2

ASSETS TO BE TRANSFERRED. The Acquired Fund shall transfer all its assets to the Acquiring Fund, including, without limitation, all cash, securities, commodities, interests in futures and dividends or interest receivables, owned by the Acquired Fund and any deferred or prepaid expenses shown as an asset on the books of the Acquired Fund on the Closing Date (as defined in Section 3.1 of this Reorganization Agreement).

1.3

LIABILITIES TO BE ASSUMED. The Acquired Fund will endeavor, consistent with its obligation to continue to pursue its investment objective and employ its investment strategies in accordance with the terms of its Prospectus, to discharge all its known liabilities and obligations to the extent possible before the Closing Date, other than those liabilities and obligations which otherwise would be discharged at a later date in the ordinary course of business or any liabilities or obligations that are intended to be assumed and paid by another person or entity (including the Adviser). Notwithstanding the foregoing, the Acquiring Fund shall assume all liabilities of the Acquired Fund, which assumed liabilities shall include all of the Acquired Fund’s liabilities, debts, obligations, and duties of whatever kind or nature, whether absolute, accrued, contingent, or otherwise, whether arising in the ordinary course of business, whether determinable at the Closing Date, and whether specifically referred to in this Reorganization Agreement, but excluding liabilities payable by the tail insurance described in Section 4.1(t) of this Reorganization Agreement until such insurance limits are exhausted. Each Acquiring Fund agrees that all rights to indemnification and all limitations of liability existing in favor of the corresponding Acquired Fund’s current and former trustees and officers, acting in their capacities as such, shall survive each Reorganization and shall continue in full force and effect, without any amendment thereto. Each Acquiring Fund agrees that such rights and limitations may be asserted against the Acquiring Fund and its successors and assigns.

1.4

LIQUIDATION AND DISTRIBUTION. As soon as reasonably practicable after the Closing:

(a)

The Acquired Fund will distribute all of the Acquiring Fund Shares received by the Acquired Fund pursuant to Section 1.1 of this Reorganization Agreement to its shareholders of record, determined as of the close of business on the Valuation Date (as defined in Section 2.1 of this Reorganization Agreement) (“Acquired Fund Shareholders”), in proportion to their Acquired Fund shares then held of record and in constructive exchange therefore. That distribution shall be accomplished by the Acquiring Fund’s transfer agent’s opening accounts on the Acquiring Fund’s shareholder records in the Acquired Fund Shareholders’ names and transferring those Acquiring Fund Shares thereto. The Acquired Fund Shareholder’s account shall be credited with the pro rata number of full and fractional Acquiring Fund Shares having an aggregate NAV equal to the aggregate NAV of the Acquired Fund shares that the Acquired Fund Shareholder holds at the Valuation Date. All issued and outstanding shares of the Acquired Fund will simultaneously be canceled on its books. The Acquiring Fund shall not issue certificates representing Acquiring Fund Shares in connection with such transfer; and

(b)

the Acquired Fund will thereupon proceed to dissolve and terminate as set forth in Section 1.8 of this Reorganization Agreement.

1.5

OWNERSHIP OF SHARES. Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund’s transfer agent. Shares of the Acquiring Fund will be issued at the Closing to the Acquired Fund, in an amount computed in the manner set forth in Section 2.3 of this Reorganization Agreement, to be distributed to the Acquired Fund Shareholders.

1.6

STATE FILINGS. Promptly following the Closing Date, the Selling Trust shall make any filings with the State of Delaware that may be required under state law to cause, implement and complete the termination of the Acquired Fund, and shall file final tax returns with the State of Delaware and elsewhere to the extent required under applicable law.

1.7

TRANSFER TAXES. Any transfer taxes payable upon the issuance of Acquiring Fund Shares in a name other than the registered holder of the Acquired Fund shares on the books of the Acquired Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

1.8

TERMINATION. The Acquired Fund shall be dissolved, terminated and have its affairs wound up in accordance with Delaware state law, as soon as possible following the Closing Date and the making of all distributions pursuant to Section 1.4 of this Reorganization Agreement (but no later than six (6) months after the Closing Date). After the Closing Date, the Acquired Fund shall not conduct any business except in connection with its dissolution or as otherwise contemplated hereby.

1.9

BOOKS AND RECORDS. All books and records of the Acquired Fund, including all books and records required to be maintained under the 1940 Act and the rules and regulations thereunder, shall be available to the Acquiring Fund from and after the Closing Date and copies thereof shall be turned over to the Acquiring Fund as soon as practicable following the Closing Date. The Acquiring Fund shall maintain all books and records relating to the Reorganization for the time periods required under applicable law.

1.10

INITIAL SHARE. Prior to the Closing, the Acquiring Fund will issue one share (the “Initial Share”) to the Adviser or an affiliate thereof (“Sole Shareholder”), in exchange for $20.00 for the sole purpose of allowing the Sole Shareholder to approve certain organizational items on behalf of the Acquiring Fund. The Initial Share shall be redeemed and cancelled by the Acquiring Fund in exchange for the same value per share immediately prior to the Closing.

ARTICLE II
VALUATION

2.1

VALUATION OF ASSETS AND LIABILITIES. The value of the Acquired Fund’s net assets shall be the value of all of the Acquired Fund’s assets computed as of the close of regular trading on the New York Stock Exchange (“NYSE”) on the Closing Date (such time and date being hereinafter called the “Valuation Date”) less the amount of all of the Acquired Fund’s liabilities as of the Valuation Date. The value of the Acquired Fund’s assets and liabilities shall be determined by using the valuation procedures established by the Acquiring Trust’s Board of Trustees or such other valuation procedures as may be mutually agreed upon by the parties. The aggregate net asset value of the Acquiring Fund Shares shall be the aggregate net asset value of the Acquired Fund computed on the Valuation Date, using the valuation procedures set forth above.

2.2

VALUATION OF SHARES. The NAV per share for the Acquiring Fund shall be equal to the NAV per share for the Acquired Fund computed on the Valuation Date, using the valuation procedures set forth in Section 2.1 of this Reorganization Agreement.

2.3

SHARES TO BE ISSUED. The number of full and fractional shares to be issued by the Acquiring Fund in exchange for the net assets of the Acquired Fund shall be equal to the number of full and fractional shares of the Acquired Fund issued and outstanding on the Valuation Date, calculated to the third decimal place after the decimal point. Each shareholder of the Acquired Fund will receive the number of full and fractional shares of the Acquiring Fund equal to the number of full and fractional shares the Acquired Fund held by that shareholder immediately prior to the Reorganization, calculated to the third decimal place after the decimal point.

2.4

EFFECT OF SUSPENSION IN TRADING. The Valuation Date and Closing Date (as defined in Section 3.1 of this Reorganization Agreement) shall be postponed, if on the Valuation Date, either:

(a) the NYSE or another primary exchange on which the portfolio securities of the Acquiring Fund or the Acquired Fund are purchased or sold, shall be closed to trading or trading on such exchange shall be restricted; or

(b) trading or the reporting of trading on the NYSE or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Fund or the Acquired Fund is impracticable as mutually agreed upon by the parties.

The postponement shall continue until the first business day after the day when trading is fully resumed and reporting is restored.

2.5

DETERMINATION OF VALUE. All computations of value shall be made by Paralel Technologies LLC (“PTL”), the Acquiring Fund’s administrator, in accordance with its regular practice in pricing the shares and assets of the Acquiring Fund and confirmed by ALPS Fund Services, Inc. (“ALPS”), the Acquired Fund’s accounting agent. In the case of differences in valuation, the parties shall discuss in good faith to resolve on the Closing Date.

ARTICLE III
CLOSING AND CLOSING DATE

3.1

CLOSING DATE. The Closing shall occur on July 11, 2025 or such other date as the parties may agree in writing (“Closing Date”). Unless otherwise provided, all acts taking place at the Closing shall be deemed to take place immediately after the close of regular trading on the NYSE on the Valuation Date. The Closing shall be held immediately after the close of regular trading on the NYSE on the Closing Date at the offices of the Selling Trust in Denver, Colorado, or at such other time and/or place as the parties may agree.

3.2

CUSTODIAN’S CERTIFICATE. The Acquired Fund shall cause U.S. Bank, N.A., as custodian for the Acquired Fund (“Custodian”), to deliver to the Acquiring Fund at the Closing a certificate of an authorized officer stating that (a) the Acquired Fund’s portfolio securities, cash, and any other assets shall have been delivered in proper form to the Acquiring Fund on the Closing Date; and (b) all necessary taxes including all applicable U.S. federal and state stock transfer stamps, if any, shall have been paid, or provision for payment shall have been made, in conjunction with the delivery of portfolio securities by the Acquired Fund. The Acquired Fund’s portfolio securities represented by a certificate or other written instrument shall be presented by the Custodian for the Acquired Fund to the custodian for the Acquiring Fund for examination no later than five (5) business days preceding the Closing Date and transferred and delivered by the Acquired Fund as of the Closing Date for the account of the Acquiring Fund, duly endorsed in proper form for the transfer in such condition as to constitute good delivery thereof.

3.3

TRANSFER AGENT’S CERTIFICATE. The Acquired Fund shall cause ALPS, as transfer agent for the Acquired Fund (“Acquired Fund Transfer Agent”), to deliver to the Acquiring Fund at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Acquired Fund Shareholders, and the number and percentage ownership of outstanding shares owned by each such shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver, or cause the Acquiring Fund’s transfer agent, to issue and deliver to the Secretary of the Selling Trust at the Closing (a) a certificate as to the opening of accounts in the Acquired Fund Shareholders’ names on the Acquiring Fund’s share transfer books; and (b) a confirmation evidencing the Acquiring Fund Shares to be credited at the Closing or provide evidence satisfactory to the Acquired Fund that such Acquiring Fund Shares have been credited to the Acquired Fund’s account on the books of the Acquiring Fund.

3.4

DELIVERY OF ADDITIONAL ITEMS. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, receipts and other documents, if any, as such other party or its counsel may reasonably request to effect the transactions contemplated by this Reorganization Agreement.

ARTICLE IV
REPRESENTATIONS AND WARRANTIES

4.1

REPRESENTATIONS OF THE ACQUIRED FUND. The Selling Trust, on behalf of the Acquired Fund, represents and warrants to the Acquiring Fund as follows:

(a)

The Selling Trust is a statutory trust duly organized, validly existing and in good standing under the laws of the State of Delaware.

(b)

The Acquired Fund is a separate series of the Selling Trust duly established in accordance with the applicable provisions of the Selling Trust’s Declaration of Trust, as amended.

(c)

The Selling Trust is registered as an open-end management investment company under the 1940 Act, and such registration has not been revoked or rescinded and is in full force and effect.

(d)

The Acquired Fund is not, and the execution, delivery, and performance of this Reorganization Agreement (subject to shareholder approval) will not result, in a conflict with or a material violation of any provision of the Selling Trust’s Declaration of Trust or By-Laws (collectively, the “Selling Trust Governing Documents”) or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Acquired Fund is a party or by which it is bound.

(e)

Except for conversion fees, if any, that may be paid to the Acquired Fund Transfer Agent and the Acquired Fund’s Custodian in connection with the Reorganization or as otherwise disclosed in writing to and accepted by the Acquiring Fund, the Acquired Fund has no material contracts or other commitments (other than this Reorganization Agreement) that will be terminated with liability to the Acquired Fund before the Closing Date, except for liabilities, if any, to be discharged as provided in Section 1.3 of this Reorganization Agreement.

(f)

No litigation, administrative proceeding, or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquired Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition, the conduct of its business, or the ability of the Acquired Fund to carry out the transactions contemplated by this Reorganization Agreement. The Acquired Fund knows of no facts that might form a reasonable basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

(g)

Financial Statements.

(1)

The annual financial statements of the Acquired Fund for the most recently ended fiscal year were prepared in accordance with generally accepted accounting principles and were audited by an independent registered public accounting firm, and such statements (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of the Acquired Fund as of such period, and there are no known contingent liabilities of the Acquired Fund as of such date that are not disclosed in such statements.

(2)

The semi-annual financial statements of the Acquired Fund for the most recently ended semi-annual fiscal period ended were prepared in accordance with generally accepted accounting principles and such statements (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of the Acquired Fund as of such period, and there are no known contingent liabilities of the Acquired Fund as of such date that are not disclosed in such statements.

(h)

Since the date of the financial statements referred to in subsection (g) above, there have been no material adverse changes in the Acquired Fund’s financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business) and there are no known contingent liabilities of the Acquired Fund arising after such date, except as otherwise disclosed in writing to and accepted by the Acquiring Fund. For the purposes of this subsection (h), distributions of net investment income and net realized capital gains, changes in portfolio securities, a decline in the NAV of the Acquired Fund, or net redemptions shall not constitute a material adverse change.

(i)

All U.S. federal, state, local and other tax returns and reports of the Acquired Fund required by law to have been filed by it (taking into account permitted extensions for filing) have been timely filed and are correct in all material respects. All U.S. federal, state, local and other taxes due and payable (whether shown on any such return or report) have been paid, or provision shall have been made for the payment thereof and any such unpaid taxes are properly reflected on the financial statements referred to in subsection (g) above. To the Acquired Fund’s knowledge, no tax authority is currently auditing or threatening to audit the Acquired Fund, and no assessment for taxes, interest, additions to tax, or penalty has been asserted or threatened against the Acquired Fund.

(j)

All issued and outstanding shares of the Acquired Fund are validly issued and fully paid and non-assessable purchasers of the shares will not have any obligation to make payments to the registrant or its creditors (other than the purchase price for the shares) or contributions to the registrant or its creditors solely by reason of the purchasers’ ownership of the shares by the Acquired Fund. All the issued and outstanding shares of the Acquired Fund will, at the time of the Closing, be held by the persons and in the amounts set forth in the records of the Acquired Fund Transfer Agent as provided in Section 3.3 of this Reorganization Agreement. The Acquired Fund has no outstanding options, warrants, or other rights to subscribe for or purchase any shares of the Acquired Fund and has no outstanding securities convertible into shares of the Acquired Fund.

(k)

At the time of the Closing, the Acquired Fund will have good and marketable title to the Acquired Fund’s assets to be transferred to the Acquiring Fund pursuant to Section 1.2 of this Reorganization Agreement, and full right, power, and authority to sell, assign, transfer, and deliver such assets, and, upon delivery and payment for such assets, the Acquiring Fund will acquire good and marketable title thereto, subject to no other restrictions on the full transfer thereof, including such restrictions as might arise under the Securities Act of 1933, as amended (“1933 Act”), except those restrictions as to which the Acquiring Fund has received notice and necessary documentation at or prior to the Closing.

(l)

Other than approval by the Acquired Fund Shareholders, the execution, delivery and performance of this Reorganization Agreement have been duly authorized by all necessary action on the part of the Acquired Fund and the Selling Trust’s Board of Trustees. Subject to approval by the Acquired Fund Shareholders, this Reorganization Agreement constitutes a valid and binding obligation of the Acquired Fund, enforceable in accordance with its terms, subject as to enforcement, bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles.

(m)

The information to be furnished by the Acquired Fund for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with applicable U.S. federal securities and other laws and regulations.

(n)

The current prospectus and statement of additional information of the Acquired Fund conform, in all material respects, to the applicable requirements of the 1933 Act, and the 1940 Act and the rules and regulations thereunder and do not include, with respect to the Selling Trust or the Acquired Fund, any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

(o)

From the effective date of the Registration Statement (as defined in Section 5.7 of this Reorganization Agreement), through the time of the meeting of the Acquired Fund Shareholders (“Acquired Fund Meeting”) and on the Closing Date, any written information furnished by the Acquired Fund for use in the Proxy Materials (as defined in Section 5.7 of this Reorganization Agreement), or any other materials provided in connection with the Reorganization, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not materially misleading.

(p)

For each taxable year of its operations ending prior to the Closing Date, the Acquired Fund (i) has had in effect an election to qualify as, and has qualified, as a “regulated investment company” under Subchapter M of Chapter 1 Subtitle A of the Code (“RIC”), (ii) has been eligible to and has, or will, compute its U.S. federal income tax under Section 852 of the Code, (iii) has been treated as a separate corporation for U.S. federal income tax purposes pursuant to Section 851(g) of the Code. The Acquired Fund has no earnings and profits accumulated in any taxable year to which the provisions of Subchapter M of the Code (or the corresponding provision of prior law) did not apply to it. The Acquired Fund meets all applicable requirements for qualification as a RIC as of the Closing Date. The Acquired Fund has not at any time since its inception been liable for, and is not now liable for, any material income or excise tax pursuant to Section 852 or 4982 of the Code that remains unpaid.

(q)

No governmental consents, approvals, authorizations or filings are required under the 1933 Act, the Securities Exchange Act of 1934, as amended (“1934 Act”), the 1940 Act or Delaware state law, as applicable, for the execution of this Reorganization Agreement by the Selling Trust on behalf of the Acquired Fund, except for the effectiveness of the Acquiring Trust’s Post-Effective Amendment (as defined in Section 8.6 of this Reorganization Agreement), the Selling Trust’s filing with the Commission of a proxy statement on Schedule 14A, and the filing of any documents that may be required under Delaware state law and except for such other consents, approvals, authorizations and filings as have been made or received and such consents, approvals, authorizations and filings as may be required subsequent to the Closing Date, it being understood, however, that this Reorganization Agreement and the transactions contemplated herein must be approved by the shareholders of the Acquired Fund as described in Section 5.2 of this Reorganization Agreement.

(r)

The Selling Trust’s Board of Trustees satisfies the fund governance standards defined in Rule 0-1(a)(7) under the 1940 Act as they currently apply to the Selling Trust.

(s)

The Acquired Fund is not under the jurisdiction of a court in a Title 11 or similar case within the meaning of Section 368(a)(3)(A) of the Code.

(t)

The Selling Trust maintains or shall obtain a pre-paid, non-cancelable run-off or “tail” insurance policy (e.g., directors and officers/errors and omissions) providing liability coverage to, among others, the Acquired Fund for any claims related to the Acquired Fund for matters arising from conduct or omissions occurring prior to the Closing, which shall include but not be limited to any litigation, administrative proceeding, or investigation of or before any court or governmental body against the Acquired Fund. The term of such policy is or shall be for the period beginning at the Closing Date and ending not less than six years thereafter.

4.2

REPRESENTATIONS OF THE ACQUIRING FUND. The Acquiring Trust, on behalf of the Acquiring Fund, represents and warrants to the Acquired Fund as follows:

(a)

The Acquiring Trust is a statutory trust, duly organized, validly existing and in good standing under the laws of the State of Delaware.

(b)

The Acquiring Fund is a separate series of the Acquiring Trust duly authorized in accordance with the applicable provisions of the Acquiring Trust’s Agreement and Declaration of Trust.

(c)

The Acquiring Trust is registered as an open-end management investment company under the 1940 Act, and such registration has not been revoked or rescinded and is in full force and effect.

(d)

The Acquiring Fund was formed solely for the purpose of effecting the Reorganization, has not commenced operations or engaged in any business and will not do so until after the Closing and, except with respect to the consideration received in exchange for the issuance of the Initial Share, has not owned any assets and will not own any assets prior to the Closing. There shall be no issued and outstanding shares of the Acquiring Fund prior to the Closing Date other than the Initial Share issued to the Sole Shareholder in association with the organization of the Acquiring Fund. The Acquiring Fund will redeem and cancel such Initial Share immediately prior to the Closing in exchange for an amount equal to the consideration received by the Acquiring Fund for such Initial Share so that the Acquiring Fund will own no assets at the time of the Closing.

(e)

The Acquiring Fund is not, and the execution, delivery and performance of this Reorganization Agreement will not result, in a violation of the Acquiring Trust’s Amended Agreement and Declaration of Trust or By-Laws, as revised, or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Acquiring Fund is a party or by which it is bound.

(f)

No litigation, administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquiring Trust or the Acquiring Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition, the conduct of its business or the ability of the Acquiring Trust or the Acquiring Fund to carry out the transactions contemplated by this Reorganization Agreement. Neither the Acquiring Trust nor the Acquiring Fund knows of any facts that might form a reasonable basis for the institution of such proceedings and it is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transaction contemplated herein.

(g)

The execution, delivery and performance of this Reorganization Agreement have been duly authorized by all necessary action on the part of the Acquiring Fund and the Acquiring Trust’s Board of Trustees, and this Reorganization Agreement constitutes a valid and binding obligation of the Acquiring Fund, enforceable in accordance with its terms, subject as to enforcement, bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles.

(h)

The Acquiring Fund Shares to be issued and delivered to the Acquired Fund for the account of the Acquired Fund Shareholders pursuant to the terms of this Reorganization Agreement will, at the Closing Date, have been duly authorized and will, after taking into account the redemption and cancellation of the Initial Share, constitute all the issued and outstanding shares of the Acquiring Fund as of the Closing Date. When so issued and delivered, such shares will be duly and validly issued shares of the Acquiring Fund and will be fully paid and non-assessable. The Acquiring Fund has no outstanding options, warrants or other rights to subscribe for or purchase any shares of the Acquiring Fund, and has no outstanding securities convertible into shares of the Acquiring Fund.

(i)

The information to be furnished by the Acquiring Fund for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with U.S. federal securities and other laws and regulations.

(j)

The prospectus and statement of additional information of the Acquiring Fund filed as part of the Acquiring Trust’s Post-Effective Amendment (as defined in Section 8.6 of this Reorganization Agreement), which will become effective prior to the Closing Date, conform, and as of the effective date of the Post-Effective Amendment will conform, in all material respects, to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations thereunder and do not, and as of the effective date of the Post-Effective Amendment will not, with respect to the Acquiring Trust or the Acquiring Fund, include any untrue statement of a material fact or omit to state any material fact required to be stated or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

(k)

The Acquiring Fund (i) will elect or maintain an election to be a RIC, will qualify for the tax treatment afforded RICs under the Code for its taxable year that includes the Closing Date, and intends to continue to qualify for such treatment for its subsequent taxable years, (ii) will be eligible to compute its U.S. federal income tax under Section 852 of the Code for the taxable year that includes the Closing Date, and (iii) will be treated as a separate corporation for U.S. federal income tax purposes pursuant to Section 851(g) of the Code for the taxable year that includes the Closing Date.

(l)

No governmental consents, approvals, authorizations or filings are required under the 1933 Act, the 1934 Act, the 1940 Act or Delaware law for the execution of this Reorganization Agreement by the Acquiring Trust, for itself and on behalf of the Acquiring Fund, or the performance of this Reorganization Agreement by the Acquiring Trust, for itself and on behalf of the Acquiring Fund, except for the effectiveness of the Post-Effective Amendment (as defined in Section 8.6 of this Reorganization Agreement, and the filing of any documents that may be required under the laws of the Delaware and except for such other consents, approvals, authorizations and filings as have been made or received and except for such consents, approvals, authorizations and filings as may be required subsequent to the Closing Date.

(m)

The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act, and any state securities laws as it may deem appropriate to continue its operations after the Closing Date.

(n)

The Acquiring Trust’s Board of Trustees satisfies the fund governance standards defined in Rule 0-1(a)(7) under the 1940 Act as they currently apply to the Acquiring Trust.

4.3

REPRESENTATIONS OF THE ACQUIRING FUND AND THE ACQUIRED FUND. Each of the Acquiring Trust and the Selling Trust, on behalf of the Acquiring Fund and Acquired Fund, respectively, represents and warrants to the other, as follows:

(a)

To the knowledge of the Acquiring Trust or the Selling Trust, as applicable, no expenses incurred by the Acquired Fund or on its behalf, in connection with its Reorganization will be paid or assumed by the Acquiring Fund, the Adviser, or any other third party, unless those expenses are solely and directly related to the Reorganization (determined in accordance with the guidelines set forth in Rev. Rul. 73-54, 1973-1 C.B. 187) (“Reorganization Expenses”), and no cash or property other than the Acquiring Fund Shares will be transferred to the Acquired Fund or any of its shareholders with the intention that it be used to pay any expenses (even Reorganization Expenses) thereof.

(b)

To the knowledge of the Acquiring Trust and the Selling Trust, the Acquired Fund’s Shareholders will be responsible for their own expenses (such as fees of personal investment or tax advisers for advice regarding the Reorganization), if any, incurred in connection with the Reorganization.

ARTICLE V
COVENANTS OF ACQUIRING FUND AND Acquired FUND

5.1

OPERATION IN ORDINARY COURSE.

(a)

Subject to Section 1.2 of this Reorganization Agreement, the Acquired Fund will operate its business in the ordinary course of business between the date of this Reorganization Agreement and the Closing Date, it being understood that such ordinary course of business will include customary dividends and distributions, any other distribution necessary or desirable to avoid U.S. federal income or excise taxes, and shareholder purchases and redemptions. The Acquiring Fund shall not conduct any business prior to the Closing Date, other than such activity as is necessary to consummate the transactions contemplated by this Reorganization Agreement. No party shall take any action that would, or reasonably would be expected to, result in any of its representations and warranties set forth in this Reorganization Agreement being or becoming untrue in any material respect.

5.2

SHAREHOLDER APPROVAL. The Acquired Fund will call a special Acquired Fund Meeting to consider and act upon this Reorganization Agreement (or transactions contemplated thereby) and to take all other appropriate action necessary to obtain approval of the transactions contemplated herein.

5.3

INVESTMENT REPRESENTATION. The Acquired Fund covenants that the Acquiring Fund Shares to be issued pursuant to this Reorganization Agreement are not being acquired for the purpose of making any distribution, other than in connection with the Reorganization and in accordance with the terms of this Reorganization Agreement.

5.4

ADDITIONAL INFORMATION; COOPERATION. The Acquired Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Acquired Fund’s shares as permitted by shareholder account registrations. The Selling Trust and the Acquiring Trust will provide each other and their respective representatives with such reasonable cooperation, assistance, and information as either of them reasonably may request of the other in filing any tax return, amended return or claim for refund, determining a liability for Taxes, or in determining the financial reporting of any tax position, or a right to a refund of taxes or participating in or conducting any audit or other proceeding in respect of taxes.

5.5

FURTHER ACTION. Subject to the provisions of this Reorganization Agreement, each Fund will take or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Reorganization Agreement, including any actions required to be taken after the Closing Date. In particular, the Acquired Fund covenants that it will, as and when reasonably requested by the Acquiring Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments and will take or cause to be taken such further action as the Acquiring Fund may reasonably deem necessary or desirable in order to vest in and confirm the Acquiring Fund’s title to and possession of all the Acquired Fund’s assets and otherwise to carry out the intent and purpose of this Reorganization Agreement.

5.6

STATEMENT OF EARNINGS AND PROFITS. As promptly as practicable, but in any case within sixty (60) days after the Closing Date, the Selling Trust shall furnish the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund and which will be certified by the Selling Trust’s Treasurer, a statement of the earnings and profits of the Acquired Fund for U.S. federal income tax purposes, as well as any net operating loss carryovers and capital loss carryovers, that will be carried over to the Acquiring Fund as a result of Section 381 of the Code.

5.7

PREPARATION OF PROXY STATEMENT AND PROXY MATERIALS. The Selling Trust will prepare and file, or shall have prepared and filed, with the U.S. Securities and Exchange Commission (“Commission”) a proxy statement on Schedule 14A relating to the Acquiring Fund Shares to be issued to the Acquired Fund Shareholders (“Proxy Statement”). The Proxy Statement shall be in compliance, in all material respects, with the 1933 Act, the 1934 Act, and the 1940 Act, as applicable. Each party will provide the other party with the materials and information necessary to prepare the Proxy Statement and related materials (“Proxy Materials”), for inclusion therein, in connection with the Acquired Fund Meeting to consider the approval of this Reorganization Agreement and the transactions contemplated herein.

5.8

REPORTING RESPONSIBILITY. Any reporting responsibility of the Acquired Fund, including, without limitation, the responsibility for filing of regulatory reports, tax returns or other documents with the Commission, any state securities commission, and any U.S. federal, state or local tax authorities or any other relevant authority, is and shall remain the responsibility of the Acquired Fund.

5.9

TAX STATUS OF REORGANIZATION. The parties intend that the Reorganization will qualify as a reorganization within the meaning of Section 368(a)(1)(F) of the Code. None of the Selling Trust, the Acquired Fund, the Acquiring Trust or the Acquiring Fund shall (either before or after the Closing Date) take any action or cause any action to be taken (including, without limitation the filing of any tax return) that is inconsistent with such treatment or that results in the failure of the Reorganization to qualify as a reorganization within the meaning of Section 368(a)(1)(F) of the Code. At or prior to the Closing Date, the parties to this Reorganization Agreement will take such reasonable action, or cause such action to be taken, as is reasonably necessary to enable Thompson Hine LLP to render the tax opinion contemplated in this Reorganization Agreement.

5.10

COMPLIANCE WITH SECTION 15(f) OF THE 1940 ACT. (a) The Acquiring Trust agrees that for a period of three (3) years after the Closing Date, the Acquiring Trust will maintain the composition of its Board of Trustees so that at least 75% of the board members of the Acquiring Fund or the Acquiring Trust, as applicable (or any successor) are not “interested persons” (as defined in the 1940 Act) of the Adviser; and (b) the Adviser agrees that for a period of two (2) years after the Closing Date, neither the Adviser nor any of its affiliates (or any entity which will act as investment adviser to the Acquiring Fund (or any successor)) has or shall have any express or implied understanding, arrangement or intention to impose an “unfair burden” (pursuant to Section 15(f) of the 1940 Act) on the Acquiring Fund (or any successor) as a result of the transactions contemplated hereby.

5.11

STATEMENT OF ASSETS AND LIABILITIES. The Acquired Fund shall, as soon as is reasonably practicable after the Closing Date, deliver to the Acquiring Fund a statement of the Acquired Fund’s assets and liabilities, together with a list of the Acquired Fund’s portfolio securities showing the tax basis of such securities by lot and the holding periods of such securities, as of the Closing Date, certified by the Treasurer or Assistant Treasurer of the Selling Trust.

5.12

CONFIDENTIALITY.

(a)

The Acquiring Trust, the Acquiring Fund, the Selling Trust, the Acquired Fund, and the Adviser (“Protected Persons”) will hold, and will cause their board members, officers, employees, representatives, agents and affiliates to hold, in strict confidence, and not disclose to any other person, and not use in any way except in connection with the transactions herein contemplated, without the prior written consent of the other Protected Persons, all non-public, confidential or proprietary information obtained from the other Protected Persons in connection with the transactions contemplated by this Reorganization Agreement, except such information may be disclosed (i) to governmental or regulatory bodies, and, where necessary, to any other person in connection with the obtaining of consents or waivers as contemplated by this Reorganization Agreement; (ii) if required by court order or decree or applicable law; (iii) if it is publicly available through no act or failure to act of such party; (iv) if it was already known to such party on a non-confidential basis on the date of receipt; (v) during the course of or in connection with any litigation, government investigation, arbitration, or other proceedings based upon or in connection with the subject matter of this Reorganization Agreement, including, without limitation, the failure of the transactions contemplated hereby to be consummated; or (vi) if it is otherwise expressly provided for herein.

(b)

In the event of a termination of this Reorganization Agreement, the Protected Persons agree that they along with their board members, employees, representatives, agents and affiliates shall, and shall cause their affiliates to, except with the prior written consent of the other Protected Persons, keep secret and retain in strict confidence, and not use for the benefit of itself or themselves, nor disclose to any other persons, any and all non-public, confidential or proprietary information relating to the other Protected Persons and their related parties and affiliates, whether obtained through their due diligence investigation, this Reorganization Agreement or otherwise, except such information may be disclosed (i) if required by court order or decree or applicable law; (ii) if it is publicly available through no act or failure to act of such party; (iii) if it was already known to such party on a non-confidential basis on the date of receipt; (iv) during the course of or in connection with any litigation, government investigation, arbitration, or other proceedings based upon or in connection with the subject matter of this Reorganization Agreement, including, without limitation, the failure of the transactions contemplated hereby to be consummated; or (v) if it is otherwise expressly provided for herein.

ARTICLE VI
CONDITION PRECEDENT TO OBLIGATIONS OF The Acquired Fund

The obligations of the Acquired Fund to consummate the transactions provided for herein shall be subject to the fulfillment or waiver of the following conditions:

6.1

All representations, covenants, and warranties of the Acquiring Trust and the Acquiring Fund contained in this Reorganization Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of the Closing Date. The Acquiring Fund shall have delivered to the Acquired Fund a certificate executed in the Acquiring Fund’s name by the Acquiring Trust’s President and its Treasurer, in form and substance satisfactory to the Acquired Fund and dated as of the Closing Date, to such effect and as to such other matters as the Acquired Fund shall reasonably request.

6.2

The Acquiring Fund shall have performed and complied, in all material respects, with all terms, conditions, covenants, obligations, agreements and restrictions required by this Reorganization Agreement to be performed or complied with by the Acquiring Fund prior to or at the Closing.

6.3

The Acquiring Trust, on behalf of the Acquiring Fund, shall have executed and delivered to the Selling Trust an Assumption of Liabilities dated as of the Closing Date pursuant to which the Acquiring Fund will assume all of the Assumed Liabilities of the Acquired Fund not discharged prior to the Closing Date in accordance with Section 1.3 of this Reorganization Agreement.

6.4

The Acquired Fund shall have received on the Closing Date an opinion from Thompson Hine LLP, dated as of the Closing Date, in a form reasonably satisfactory to the Acquired Fund substantially to the effect that:

(a)

The Acquiring Trust has been formed as a statutory trust and is existing under the laws of the State of Delaware and, as far as counsel’s knowledge, has the power as a statutory trust under its Amended Agreement and Declaration of Trust to carry on its business as an open-end investment company. The Acquiring Fund has been established as a separate series of the Trust under the Amended Agreement and Declaration of Trust.

(b)

The Acquiring Trust is registered as an investment company under the 1940 Act, and, to such counsel’s knowledge, such registration under the 1940 Act is in full force and effect.

(c)

Assuming that the consideration of not less than NAV has been paid, the Acquiring Fund Shares to be issued and delivered to the Acquired Fund on behalf of the Acquired Fund Shareholders, as provided by this Reorganization Agreement, are duly authorized and upon such delivery will be legally issued and outstanding and fully paid and non-assessable, and no shareholder of the Acquiring Fund has any preemptive rights with respect to Acquiring Fund Shares.

(d)

Each of the Registration Statement and Post-Effective Amendment is effective and to such counsel’s knowledge, no stop order under the 1933 Act pertaining thereto has been issued, and to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or the State of Delaware is required for consummation by the Acquiring Fund of the transactions contemplated herein, except as have been obtained.

(e)

To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or the State of Delaware is required for consummation by the Acquiring Fund of the transactions contemplated herein, except as have been obtained.

(f)

The execution and delivery of this Reorganization Agreement did not, and the consummation of the transactions contemplated herein will not, result in a violation of the Acquiring Trust’s Amended and Restated Declaration of Trust or Code of Regulations.

(g)

This Reorganization Agreement has been duly authorized, executed and delivered by the Acquiring Trust on behalf of the Acquiring Fund and, assuming due authorization, execution and delivery of this Reorganization Agreement by the Selling Trust, on behalf of the Acquired Fund, is a valid and binding obligation of the Acquiring Trust on behalf of the Acquiring Fund enforceable against the Acquiring Fund in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws relating to or affecting creditors’ rights generally and to general equity principles.

In rendering its opinion, Thompson Hine LLP may rely on local state counsel. Such opinion shall be based on customary assumptions and such representations as Thompson Hine LLP and local counsel may reasonably request of the Fund, and the Acquired Fund and the Acquiring Fund will cooperate to make and certify the accuracy of such representations.

ARTICLE VII
CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

The obligations of the Acquiring Fund to consummate the transactions provided for herein shall be subject to the fulfillment or waiver of the following conditions:

7.1

All representations, covenants, and warranties of the Selling Trust and the Acquired Fund contained in this Reorganization Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of the Closing Date. The Acquired Fund shall have delivered to the Acquiring Fund on the Closing Date a certificate executed in the Acquired Fund’s name by the Selling Trust’s President and Treasurer or Assistant Treasurer, in form and substance satisfactory to the Acquiring Fund and dated as of the Closing Date, to such effect and as to such other matters as the Acquiring Fund shall reasonably request.

7.2

The Acquired Fund shall have performed and complied in all material respects with all terms, conditions, covenants, obligations, agreements and restrictions required by this Reorganization Agreement to be performed or complied with by the Acquired Fund prior to or at the Closing.

7.3

The Acquiring Fund shall have received on the Closing Date an opinion from Davis Graham & Stubbs LLP, dated as of the Closing Date, in a form reasonably satisfactory to the Acquiring Fund substantially to the effect that:

(a)

The Selling Trust has been formed as a statutory trust and is existing under the laws of the State of Delaware and, as far as counsel’s knowledge, has the power as a statutory trust under its Declaration of Trust, to carry on its business as an open-end investment company. The Acquired Fund has been established as a separate series of the Selling Trust under the Declaration of Trust.

(b)

The Selling Trust is registered as an investment company under the 1940 Act, and, to such counsel’s knowledge, such registration under the 1940 Act is in full force and effect.

(c)

To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or the State of Delaware is required for consummation by the Acquired Fund of the transactions contemplated herein, except as have been obtained.

(d)

The execution and delivery of this Reorganization Agreement did not, and the consummation of the transactions contemplated herein will not, result in a violation of the Selling Trust’s Declaration of Trust, as amended (assuming approval of the Acquired Fund Shareholders has been obtained) or its By-Laws.

(e)

This Reorganization Agreement has been duly authorized, executed and, so far as known to such counsel, delivered by the Selling Trust on behalf of the Acquired Fund and, assuming due authorization, execution and delivery of this Reorganization Agreement by the Acquiring Trust on behalf of the Acquiring Fund, is a valid and binding obligation of the Selling Trust on behalf of the Acquired Fund enforceable against the Selling Trust on behalf of the Acquired Fund in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws relating to or affecting creditors’ rights generally and to general equity principles.

In rendering its opinion, Davis Graham & Stubbs LLP may rely on local state counsel. Such opinion shall be based on customary assumptions and such representations as Davis Graham & Stubbs LLP and local counsel may reasonably request of the Funds, and the Acquired Fund and the Acquiring Fund will cooperate to make and certify the accuracy of such representations.

7.4

The Acquiring Trust shall have received on the Closing Date evidence of an effective and fully paid tail insurance policy as required by Section 4.1(t).

7.5

The Acquired Fund will, within five (5) business days prior to the Closing Date, as such term is defined in Section 3.1 of this Reorganization Agreement, furnish the Acquiring Fund with a list of the Acquired Fund’s portfolio securities and other investments.

ARTICLE VIII
FURTHER CONDITIONS PRECEDENT

The obligations of each Fund shall also be subject to the fulfillment of the following conditions (or waiver by the affected parties, except for Section 8.1 and Section 8.7 of this Reorganization Agreement):

8.1

This Reorganization Agreement and the transactions contemplated herein, with respect to the Acquired Fund, shall have been approved by the requisite vote of the holders of the outstanding shares of the Acquired Fund in accordance with applicable law and the provisions of the Selling Trust Governing Documents. Notwithstanding anything herein to the contrary, neither Fund may waive the conditions set forth in this Section 8.1 of this Reorganization Agreement.

8.2

This Reorganization Agreement and the transactions contemplated herein shall have been approved by the Board of Trustees of the Acquiring Trust and the Board of Trustees of the Selling Trust, each in accordance with Rule 17a-8 under the 1940 Act, and each Fund shall have delivered to the other a copy of the resolutions approving this Reorganization Agreement adopted by its Board, certified by its Secretary or equivalent officer.

8.3

The Acquiring Trust, on behalf of and with respect to the Acquiring Fund, shall have entered into or adopted any and all agreements necessary for the Acquiring Fund’s operation as a series of an open-end investment company.

8.4

On the Closing Date, the Commission shall not have issued an unfavorable report under Section 25(b) of the 1940 Act, or instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Reorganization Agreement under Section 25(c) of the 1940 Act. Furthermore, no action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit or obtain damages or other relief in connection with this Reorganization Agreement or the transactions contemplated herein.

8.5

All required consents of other parties and all other consents, orders, and permits of U.S. federal, state and local regulatory authorities (including those of the Commission and of state securities authorities, including any necessary “no-action” positions and exemptive orders from such U.S. federal and state authorities) to permit consummation of the transactions contemplated herein shall have been obtained.

8.6

The post-effective amendment to the Acquiring Trust’s registration statement on Form N-1A relating to the Acquiring Fund Shares under the 1933 Act and the 1940 Act, as applicable (“Post-Effective Amendment”), shall have become effective, and any additional post-effective amendments to any such registration statement as are determined by the Trustees of the Acquiring Trust to be necessary and appropriate shall have been filed with the Commission and shall have become effective; and no stop order suspending the effectiveness of such registration statement shall have been issued. To the best knowledge of the parties to this Reorganization Agreement, no investigation or proceeding for these purposes shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

8.7

The Funds shall have received an opinion of Thompson Hine LLP, addressed to the Acquiring Trust, the Selling Trust, and their Boards of Trustees, respectively, substantially to the effect that with respect to the Reorganization for U.S. federal income tax purposes:

(a)

The Acquiring Fund’s acquisition of the Assets in exchange solely for the Acquiring Fund Shares and its assumption of the Liabilities of the Acquired Fund, followed by the Acquired Fund’s distribution of the Acquiring Fund Shares pro rata to the Acquired Fund Shareholders actually or constructively in exchange for their Acquired Fund Shares in complete liquidation of the Acquired Fund, will qualify as a “reorganization” within the meaning of Section 368(a)(1)(F) of the Code, and the Acquired Fund and the Acquiring Fund each will be a “party to a reorganization” within the meaning of Section 368(b) of the Code.

(b)

Under Sections 361 and 357(a) of the Code, no gain or loss will be recognized by the Acquired Fund upon the transfer of the Acquired Fund’s Assets to the Acquiring Fund solely in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the Liabilities of the Acquired Fund or upon the distribution (whether actual or constructive) of the Acquiring Fund Shares to the Acquired Fund Shareholders in exchange for their Acquired Fund Shares.

(c)

Under Section 1032(a) of the Code, no gain or loss will be recognized by the Acquiring Fund upon the receipt of the Assets solely in exchange for the Acquiring Fund Shares and the Acquiring Fund’s assumption of the Liabilities of the Acquired Fund.

(d)

Under Section 362(b) of the Code, the adjusted basis in each of the Acquired Fund’s Assets acquired by the Acquiring Fund will be the same as the adjusted basis of such Assets to the Acquired Fund immediately prior to the Reorganization.

(e)

Under Section 1223(2) of the Code, the holding period of each of the Assets of the Acquired Fund in the hands of the Acquiring Fund will include the period during which those assets were held by the Acquired Fund (except where the Acquiring Fund’s investment activities have the effect of reducing or eliminating an Asset’s holding period).

(f)

Under Section 354(a)(1) of the Code, no gain or loss will be recognized by the Acquired Fund Shareholders upon the exchange of their Acquired Fund Shares for the Acquiring Fund Shares in complete liquidation of the Acquired Fund pursuant to the Reorganization.

(g)

Under Section 358(a)(1) of the Code, the aggregate adjusted basis of the Acquiring Fund Shares received by each Acquired Fund Shareholder pursuant to the Reorganization will be the same as the aggregate adjusted basis of the Acquired Fund Shares held such shareholder immediately prior to the Reorganization.

(h)

Under Section 1223(1) of the Code, the holding period of the Acquiring Fund Shares received by each Acquired Fund Shareholder in the Reorganization will include the period during which the Acquired Fund Shares exchanged therefor were held by such shareholder (provided the Acquired Fund Shares were held as capital assets on the date of the Reorganization).

(i)

The Acquiring Fund will succeed to and take into account the items of the Acquired Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the Treasury Regulations thereunder. In particular, under Treasury Regulation § 1.381(b)-1(a)(2), the Acquiring Fund will be treated for purposes of section 381 of the Code just as the Acquired Fund would have been treated if there had been no Reorganization, the tax attributes of the Acquired Fund enumerated in Section 381(c) of the Code shall be taken into account by the Acquiring Fund as if there had been no Reorganization, and the taxable year of the Acquired Fund will not end on the date of the Reorganization merely because of the closing of the Reorganization.

No opinion will be expressed as to (1) the effect of the Reorganization on the Acquired Fund or the Acquiring Fund with respect to any stock held in a passive foreign investment company as defined in Section 1297(a) of the Code; (2) the effect of the Reorganization on any transferred asset as to which any unrealized gain or loss is required to be recognized under U.S. federal income tax principles upon the transfer of such asset regardless of whether such transfer would otherwise be a non-recognition transaction; (3) whether either the Acquired Fund or Acquiring Fund qualifies or will qualify as a regulated investment company; (4) the federal income tax consequences of the payment of Reorganization Expenses by the Adviser, except in relation to the qualification of the Reorganization as a reorganization under Section 368(a) of the Code and the opinions expressed in paragraphs (a) through (i) above; (5) whether any federal income tax will be imposed or required to be withheld under the Foreign Investment in Real Property Tax Act of 1980 with respect to any Acquired Fund Shareholder that is a foreign person; (6) the effect of the Reorganization on the Acquired Fund with respect to any transferred asset as to which unrealized gain or loss is required to be recognized for federal income tax purposes under a mark-to-market system of accounting (including under Section 1256 of the Code); (7) the effect of the Reorganization on any shareholder of the Acquired Fund that is required to recognize unrealized gains or losses for federal income tax purposes under a mark-to-market system of accounting; (8) whether accrued market discount, if any, on any market discount bonds held by the Acquired Fund will be required to be recognized as ordinary income under Section 1276 of the Code as a result of the Reorganization; or (9) any other U.S. federal tax issues (except those set forth above) and all state, local or foreign tax issues of any kind.

Such opinion shall be based on customary assumptions and such representations as tax counsel may reasonably request of the Funds, and the Acquired Fund and the Acquiring Fund will cooperate to make and certify the accuracy of such representations. Notwithstanding anything herein to the contrary, neither the Acquiring Funds nor the Acquired Funds may waive the conditions set forth in this Section 8.7 of this Reorganization Agreement.

ARTICLE IX
EXPENSES

9.1

The Funds will pay no Reorganization Expenses. The Adviser will pay all Reorganization Expenses incurred by the Funds including, but not limited to: (a) expenses associated with the preparation and filing of the Registration Statements and Post-Effective Amendment and amendments thereto; (b) postage; (c) accounting fees; (d) legal fees incurred by each Fund, including fees to counsel of the Selling Trust and counsel to the Independent Trustees of the Selling Trust; (e) solicitation costs of the transaction; (f) expenses associated with special meetings, if any, of the Boards of Trustees of the Acquiring Trust and Selling Trust in connection with the Reorganization; (g) tail insurance obtained by the Selling Trust with respect to the Acquired Funds; and (h) other related administrative or operational costs (including, for example, brokerage commissions, transfer fees, transfer taxes, exchange fees, and securities registration fees). The Adviser agrees that the Reorganization Expenses payable by the Adviser in connection with any tail insurance obtained by the Selling Trust pursuant to this Section 9.1 shall become due immediately upon request by the Selling Trust, and payable by the Adviser within three business days of such request by the Selling Trust. For avoidance of doubt, if the Reorganization is not consummated, the Adviser will bear full responsibility for payment of the Reorganization Expenses and any payments made by the Adviser in connection with any tail insurance obtained by the Selling Trust pursuant to this Section 9.1 shall be non-refundable.

9.2

At the Closing, the Adviser shall pay the estimated costs of the Reorganization pursuant to Section 9.1, and any remaining balance within thirty (30) days after the Closing.

9.3

Each party represents and warrants to the other that there is no person or entity entitled to receive any broker’s fees or similar fees or commission payments in connection with the transactions provided for herein.

9.4

Notwithstanding the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another party of such expenses would result in the disqualification of the Acquired Fund or the Acquiring Fund, as the case may be, as a RIC.

ARTICLE X
ENTIRE AGREEMENT; SURVIVAL OF COVENANTS

10.1

The parties agree that no party has made to the other parties any representation, warranty and/or covenant not set forth herein, and that this Reorganization Agreement constitutes the entire agreement between and among the parties.

10.2

Except for the covenants set forth in Sections 1.4, 1.9, 5.5, 5.6, 5.10, 5.11, 5.12, 9.1, 9.2 and 10.2 of this Reorganization Agreement, the representations, warranties, and covenants contained in this Reorganization Agreement or in any document delivered pursuant to or in connection with this Reorganization Agreement shall not survive the consummation of the transactions contemplated hereunder.

ARTICLE XI
TERMINATION

11.1

This Reorganization Agreement may be terminated by the mutual agreement of the Acquiring Trust and the Selling Trust and such termination may be effected by the Presidents of the Acquiring Trust and the Selling Trust in writing without further action by their respective Boards of Trustees. In addition, either the Acquiring Trust or the Selling Trust may at its option terminate this Reorganization Agreement at or before the Closing Date due to:

(a)

a willful material breach by the other party of any representation, warranty, or agreement contained herein to be performed at or before the Closing Date, if not cured within thirty (30) days of written notice thereof to the breaching party and prior to the Closing Date;

(b)

a condition precedent to the obligations of the terminating party that has not been met and it reasonably appears that it will not or cannot be met; or

(c)

a determination by the Board of Trustees of the Acquiring Trust or the Board of Trustees of the Selling Trust that the consummation of the transactions contemplated herein is not in the best interests of the Acquiring Fund or Acquired Fund, respectively.

11.2

In the event of any such termination, in the absence of willful material default, there shall be no liability for damages on the part of the Acquiring Trust, the Acquiring Fund, the Selling Trust, the Acquired Fund, the Adviser, or their respective board members, members, shareholders and officers, but Section 9.1 shall continue to apply. In the event of willful material default, all remedies at law or in equity of the party adversely affected shall survive.

ARTICLE XII
AMENDMENTS

12.1

This Reorganization Agreement may be amended, modified, or supplemented in such manner as may be mutually agreed upon in writing by the officers of the Acquiring Trust and the Selling Trust as specifically authorized by their respective Boards of Trustees; provided, however, that following the Acquired Fund Meeting called by the Acquired Funds pursuant to Section 5.2 of this Reorganization Agreement, no such amendment may have the effect of changing the provisions hereof to the detriment of such shareholders without their further approval.

ARTICLE XIII
HEADINGS; COUNTERPARTS; GOVERNING LAW;
ASSIGNMENT; LIMITATION OF LIABILITY

13.1

The article and section headings contained in this Reorganization Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Reorganization Agreement.

13.2

This Reorganization Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

13.3

This Reorganization Agreement shall be governed by and construed in accordance with the laws of Delaware, without regard to conflict of laws.

13.4

This Reorganization Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but, except as provided in this section, no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other parties. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm, or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Reorganization Agreement.

13.5

It is expressly agreed that the obligations of each Fund hereunder shall not be binding upon any of the trustees, directors, shareholders, nominees, officers, agents, or employees of the Acquiring Trust or the Selling Trust personally but shall bind only the property of the respective Fund, as provided in the trust instrument of the Acquiring Trust and the Selling Trust Governing Documents. Moreover, no series of the Selling Trust or Acquiring Trust other than the Acquired Fund or Acquiring Fund, respectively, shall be responsible for the obligations of the Acquiring Trust or Selling Trust hereunder, and all persons shall look only to the assets of the applicable Fund to satisfy the obligations of such Trust and Fund hereunder. The execution and delivery of this Reorganization Agreement have been authorized by the Board of Trustees of the Acquiring Trust on behalf of the Acquiring Funds and the Board of Trustees of the Selling Trust on behalf of the Acquired Funds and signed by authorized officers of the Acquiring Trust and the Selling Trust, respectively, acting as such. Neither the authorization by such Board of Trustees, as applicable, nor the execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally but shall bind only the property of the respective Fund.

ARTICLE XIV
NOTICES

14.1

Any notice, report, statement or demand required or permitted by any provisions of this Reorganization Agreement shall be in writing and shall be deemed duly given if delivered by hand (including by FedEx or similar express courier) or transmitted by facsimile or three days after being mailed by prepaid registered or certified mail, return receipt requested, addressed to the Selling Trust or to the Acquiring Trust at the applicable address set forth in the first paragraph of this Reorganization Agreement, or to any other address that the Selling Trust or the Acquiring Trust shall have last designated by notice to the other party.

(signature page follows)

IN WITNESS WHEREOF, the parties have duly executed this Reorganization Agreement, all as of the date first written above.

ELEVATION SERIES TRUST, on behalf of The Disciplined Growth Investors Fund

By:	/s/Bradley Swenson
Name:	Bradley Swenson
Title:	President

FINANCIAL INVESTORS TRUST, on behalf of The Disciplined Growth Investors Fund
By:	/s/Lucas Foss
Name:	Lucas Foss
Title:	President

The undersigned is a party to this Reorganization Agreement for the purposes of Sections 1.7, 5.10, 5.12, 9.1 and 9.2 only

DISCIPLINED GROWTH INVESTORS, INC.

By:	/s/Rick Martin
Name:	Rick Martin
Title:	Chief Executive Officer

FORM OF PROXY CARD

↓ Please detach at perforation before mailing. ↓

VOTE BY MAIL

1. Read the proxy statement.
2. Check the appropriate box(es) on the reverse side of the proxy card.
3. Sign, date and return the proxy card in the envelope provided.

VOTE ONLINE

1. Read the proxy statement and have the proxy card at hand.
2. Go to:
3. Follow the simple instructions.

VOTE BY PHONE

1. Read the proxy statement and have the proxy card at hand.
2. Call toll-free
3. Follow the simple instructions.

The Disciplined Growth Investors Fund

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF FINANCIAL INVESTORS TRUST

The undersigned hereby appoints each of Lucas Foss, Paul Holland, and Brendan Hamill, as Proxy of the undersigned, with full power of substitution, and hereby authorizes either of them to vote on behalf of the undersigned all shares of the Fund that the undersigned is entitled to vote at the Special Meeting of Shareholders (the "Shareholder Meeting") of the Fund to be held at 1290 Broadway, Suite 1000, Denver, Colorado 80203 at 10:00 a.m. Mountain time on June 16, 2025 and at any postponements or adjournments thereof, as fully as the undersigned would be entitled to vote if personally present. If a quorum is not present at the Shareholder Meeting, or a quorum is present at the Shareholder Meeting but sufficient votes to approve the Proposal are not received, the shareholders present at the Shareholder Meeting, in person or by proxy, may postpone or adjourn the Shareholder Meeting with respect to such Proposal and such Fund to permit the further solicitation of proxies. This proxy will be governed by and construed in accordance with the laws of the State of Delaware and applicable federal securities laws. The execution of this proxy is not intended to, and does not, revoke any prior proxies or powers of attorney other than the revocation, in accordance with the laws of the State of Delaware and applicable federal securities laws, of any proxy previously granted specifically in connection with the voting of the shares subject hereto. This proxy may be revoked at any time prior to the exercise of the powers conferred thereby.

CONTROL NUMBER

AUTHORIZED SIGNATURE(S)

This section must be completed for your vote to be counted

Signature(s) and Title(s), if applicable Sign in the box above

Date

Note: Please sign exactly as your name(s) appear(s) on this proxy card. If signing for estates, trusts, or other fiduciaries, your title or capacity should be stated and where more than one name appears, a majority must sign. If shares are held jointly, one or more joint owners should sign personally. If a corporation, the signature should be that of an authorized officer who should state his or her title.

The Proxy Statement for this Special Meeting of Shareholders is available at: [__]

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE CAST YOUR VOTE *TODAY!*

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED.

IF YOU ARE NOT VOTING BY PHONE OR INTERNET, PLEASE SIGN AND DATE THIS PROXY CARD ON THE REVERSE SIDE AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

↓ Please detach at perforation before mailing. ↓

This proxy is solicited on behalf of the Board of Trustees of Financial Investors Trust (the “Trust”). The Board of Trustees has unanimously approved the Proposal and recommends shareholders approve it also. The proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted FOR the Proposal. In his or her discretion, the Proxy is authorized to vote upon such other matters as may properly come before the meeting.

THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS A VOTE **FOR** THE PROPOSAL.

TO VOTE, MARK BOX(ES) BELOW IN BLUE OR BLACK INK AS FOLLOWS: ☒